Exhibit 99.2
Unaudited
Financial Supplement
September 30, 2008
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9-10
Securitized Balances	11
Average Balances/Net Interest Income/Rates	12-14
Stockholder Data	15
Interest Rate Risk Measures	15
Capitalization	16
Noninterest Income	17
Noninterest Expense	17
Deposit Service Charges	18
Card-Related Fees	18
Salaries, Benefits, and Other Personnel Expense	19
Full-Time Equivalent Employees by Line of Business	19
Mortgage Banking Full-Time Equivalent Employees	19
Credit Quality Statistics	20-23
Ten Largest Nonperforming Assets	24
Commercial Loan Industry Concentration	24
Retail Banking Performance Measures	25
Asset Management Performance Measures	26
Loan Sale and Servicing Revenue	27
NCM Loan Sale Data	28
NCM Loan Servicing Data	29
Home Equity Portfolio Data	30
Line of Business Results	31-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Credit Quality Statistics	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Retail Banking Performance Measures	38
Asset Management Performance Measures	39
Mortgage Banking Statistics	39

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES
Changes to this Financial Supplement are as follows:
Line of Business Results — pages 31-34
The line of business presentation has been realigned. All liquidating loan portfolios have been grouped into the new Exit Portfolio segment. Previously, these portfolios were included in the Mortgage Banking and Parent and Other segments. Commercial Banking-Regional and Commercial Banking-National have been combined into the new Corporate Banking segment. Previously, these segments were reported separately. Prior period data has generally been reclassified to conform with the new presentation. However, data related to liquidating construction loans and other liquidating first lien mortgages, historically reported in Mortgage Banking, was not separately identifiable in periods prior to 2008. As a result, this data remains reported in Mortgage Banking results for periods prior to 2008.
Home Equity
Home equity installment loans have been combined with home equity lines of credit throughout this report. Previously, home equity installment loans were reported within residential real estate loans. Prior period financial information has been updated to reflect these reclassifications. The specific line items affected by the reclassifications are noted with an asterisk (*).
Core and Exit Portfolios
Core and Exit Portfolio data are now presented on the following pages: Selected Average Balances, Selected Period-End Balances, and Credit Quality. Data related to construction and other first lien mortgages have been moved to the exit portfolio section for 2008 periods only consistent with the line of business results presentation.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

EARNINGS
Tax-equivalent interest income	$1,853	$1,886	$2,132	$2,381	$2,360	$2,255	$2,218	$5,871	$6,833
Interest expense	829	865	1,063	1,272	1,258	1,159	1,100	2,757	3,517

Tax-equivalent net interest income	1,024	1,021	1,069	1,109	1,102	1,096	1,118	3,114	3,316
Provision for loan losses	1,184	1,592	1,393	691	368	145	122	4,169	635

Tax-equivalent (NIE) NII after provision for loan losses	(160)	(571)	(324)	418	734	951	996	(1,055)	2,681
Noninterest income	386	431	1,138	597	624	764	621	1,955	2,009
Noninterest expense	1,335	2,277	1,012	1,567	1,396	1,186	1,156	4,624	3,738

(Loss) income before taxes and tax-equivalent adjustment	(1,109)	(2,417)	(198)	(552)	(38)	529	461	(3,724)	952
Income tax (benefit) expense	(391)	(667)	(35)	(226)	(26)	175	134	(1,093)	283
Tax-equivalent adjustment	11	7	8	7	7	7	8	26	22

Net (loss) income	($729)	($1,757)	($171)	($333)	($19)	$347	$319	($2,657)	$647

Net (loss) income available to common stockholders(1)	($5,145)	($1,771)	($171)	($333)	($19)	$346	$318	($7,087)	$645

Effective tax rate	(34.9)%	(27.5)%	(17.0)%	(40.5)%	(58.4)%	33.6%	29.5%	(29.2)%	30.4%

PER COMMON SHARE
Net (loss) income:
Basic	($5.86)	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	($9.51)	$1.08
Diluted	(5.86)	(2.45)	(.27)	(.53)	(.03)	.60	.50	(9.51)	1.07
Dividends paid	.01	.01	.21	.41	.41	.39	.39	.23	1.19
Book value	8.37	15.07	20.61	21.15	21.86	21.45	22.12
Tangible book value	6.09	8.94	11.53	12.03	12.38	13.02	14.05
Market value (close)	1.75	4.77	9.95	16.46	25.09	33.32	37.25
Average shares:
Basic	877.3	722.9	633.4	633.2	588.1	572.7	631.7	745.0	597.4
Diluted	877.3	722.9	633.4	633.2	588.1	580.4	640.5	745.0	604.3

PERFORMANCE RATIOS
Return on average common equity	—	—	—	—	—	11.35%	8.98%	—	6.60%
Return on average total equity	—	—	—	—	—	11.37	8.99	—	6.61
Return on average assets	—	—	—	—	—	1.00	.94	—	.62
Net interest margin	2.99%	2.97%	3.18%	3.30%	3.43%	3.59	3.69	3.05%	3.57
Efficiency ratio	94.71	156.79	45.84	91.86	80.89	63.76	66.50	91.21	70.20

LINE OF BUSINESS (LOB) RESULTS(2)
Net Income:
Retail Banking	$132	$150	$97	$174	$172	$193	$170	$379	$535
Corporate Banking	(27)	(1,107)	92	151	150	178	226	(1,042)	554
Mortgage Banking	(174)	(193)	(76)	(346)	(125)	24	(26)	(443)	(127)
Asset Management	7	20	19	24	21	29	27	46	77
Exit Portfolios	(405)	(677)	(579)	(188)	(29)	62	13	(1,661)	46
Parent and Other	(262)	50	276	(148)	(208)	(139)	(91)	64	(438)

Total Consolidated National City Corporation	($729)	($1,757)	($171)	($333)	($19)	$347	$319	($2,657)	$647

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.15	$.21	$.15	$.28	$.29	$.33	$.27	$.51	$.89
Corporate Banking	(.03)	(1.53)	.14	.23	.25	.31	.35	(1.40)	.91
Mortgage Banking	(.20)	(.27)	(.12)	(.55)	(.21)	.04	(.04)	(.59)	(.21)
Asset Management	.01	.03	.03	.04	.04	.05	.04	.06	.13
Exit Portfolios	(.46)	(.94)	(.91)	(.30)	(.05)	.11	.02	(2.23)	.08
Parent and Other	(5.33)	.05	.44	(.23)	(.35)	(.24)	(.14)	(5.86)	(.73)

Total Consolidated National City Corporation	($5.86)	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	($9.51)	$1.07

(1)	Includes a $4.4 billion non-cash preferred stock dividend arising from the Series G preferred stock conversion during the third quarter of 2008.

(2)	See pages 31-34 for more detail on Line of Business results.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

CREDIT QUALITY STATISTICS
Net charge-offs	$844	$740	$538	$275	$141	$98	$147	$2,122	$386
Provision for loan losses	1,184	1,592	1,393	691	368	145	122	4,169	635
Loan loss allowance	3,752	3,434	2,582	1,762	1,373	1,136	1,104
Lending-related commitment allowance	71	75	67	65	54	61	63
Nonperforming assets	3,537	3,126	2,752	1,523	1,211	848	801
Annualized net charge-offs to average portfolio loans	2.67%	2.61%	1.88%	.96%	.54%	.39%	.61%	2.46%	.51%
Loan loss allowance to period-end portfolio loans	3.40	3.03	2.23	1.52	1.23	1.14	1.11
Loan loss allowance to nonperforming portfolio loans	124.07	132.59	114.25	161.55	159.42	202.16	206.08
Loan loss allowance (period-end) to annualized net charge-offs	111.78	115.45	119.22	161.24	245.43	291.06	184.68	132.38	266.24
Nonperforming assets to period-end portfolio loans and other nonperforming assets	3.19	2.74	2.37	1.31	1.08	.85	.80

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	10.98%	11.06%	6.67%	6.53%	6.78%	6.56%	7.08%
Total risk-based capital(1)	14.86	14.87	10.31	10.27	10.37	10.28	10.13
Leverage(1)	10.07	10.33	6.49	6.39	6.96	6.53	6.92
Period-end equity to assets	11.85	11.70	8.53	8.95	8.98	8.64	9.51
Period-end tangible equity to assets (2)	8.93	8.94	5.00	5.29	5.29	5.43	6.26
Average equity to assets	11.69	11.35	8.76	8.88	8.71	8.83	10.45	10.60%	9.31%
Average equity to portfolio loans	15.78	15.30	11.62	11.94	12.10	12.27	14.66	14.22	12.98
Average portfolio loans to deposits	113.11	114.58	118.23	115.45	111.70	110.74	111.78	115.29	111.41
Average portfolio loans to core deposits	126.85	127.65	131.57	130.20	128.17	127.87	128.66	128.68	128.23
Average portfolio loans to earning assets	81.61	82.80	85.75	84.60	81.43	81.48	80.79	83.37	81.24
Average securities to earning assets	7.00	6.16	6.38	6.58	6.11	5.84	6.34	6.52	6.09

AVERAGE BALANCES
Assets	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524
Portfolio loans	111,666	114,065	115,379	113,484	104,439	99,689	98,198	113,696	100,798
Loans held for sale or securitization	2,131	3,075	4,494	8,340	12,643	12,615	11,769	3,229	12,346
Securities (at cost)	9,582	8,491	8,588	8,826	7,835	7,143	7,704	8,889	7,561
Earning assets	136,833	137,755	134,552	134,142	128,249	122,344	121,543	136,382	124,070
Core deposits	88,027	89,357	87,691	87,164	81,484	77,964	76,322	88,358	78,609
Purchased deposits and funding	41,666	43,361	47,475	47,450	47,093	44,604	43,001	44,157	44,914
Total equity	17,618	17,455	13,411	13,554	12,636	12,231	14,398	16,167	13,082

PERIOD-END BALANCES
Assets	$145,035	$153,673	$155,038	$149,852	$154,166	$140,636	$138,559
Portfolio loans	110,462	113,420	115,859	116,022	111,991	99,683	99,566
Loans held for sale or securitization	3,246	2,385	4,536	4,290	11,987	14,421	10,693
Securities (at fair value)	8,826	9,404	8,449	8,731	8,977	7,024	7,208
Core deposits	85,637	91,096	89,135	87,536	86,450	79,043	77,884
Purchased deposits and funding	38,719	40,603	48,733	44,822	49,193	45,036	42,897
Total equity	17,182	17,981	13,223	13,408	13,843	12,147	13,170

(1)	Third quarter 2008 regulatory capital ratios are based upon preliminary data.

(2)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Interest Income:
Loans	$1,615,161	$1,667,849	$1,952,068	$2,198,056	$2,202,339	$2,113,945	$2,055,933	$5,235,078	$6,372,217
Securities:
Taxable	125,378	115,270	112,098	114,729	98,216	86,288	97,145	352,746	281,649
Exempt from Federal income taxes	2,879	2,828	4,048	4,583	4,574	5,392	5,350	9,755	15,316
Dividends	854	546	199	1,302	427	461	456	1,599	1,344
Federal funds sold and security resale agreements	37,882	39,810	22,581	10,583	15,807	14,525	22,927	100,273	53,259
Trading assets	18,709	13,441	14,081	15,999	8,179	6,736	6,453	46,231	21,368
Other investments	40,991	39,237	19,568	28,764	23,713	20,060	22,153	99,796	65,926

Total interest income	1,841,854	1,878,981	2,124,643	2,374,016	2,353,255	2,247,407	2,210,417	5,845,478	6,811,079
Interest Expense:
Deposits	575,580	585,779	661,632	793,752	783,618	727,596	685,705	1,822,991	2,196,919
Federal funds borrowed and security repurchase agreements	14,923	23,696	41,704	65,214	72,382	77,531	57,377	80,323	207,290
Borrowed funds	15,628	10,916	25,132	22,846	33,632	35,987	16,197	51,676	85,816
Long-term debt	222,968	244,647	334,628	390,945	368,403	317,764	340,413	802,243	1,026,580

Total interest expense	829,099	865,038	1,063,096	1,272,757	1,258,035	1,158,878	1,099,692	2,757,233	3,516,605
Net interest income	1,012,755	1,013,943	1,061,547	1,101,259	1,095,220	1,088,529	1,110,725	3,088,245	3,294,474
Provision for loan losses	1,183,866	1,592,049	1,393,444	690,632	368,763	144,540	121,968	4,169,359	635,271

Net interest (expense) income after provision for loan losses	(171,111)	(578,106)	(331,897)	410,627	726,457	943,989	988,757	(1,081,114)	2,659,203
Noninterest Income:
Loan sale revenue	18,937	(94,318)	89,015	(149,314)	(74,397)	110,121	75,237	13,634	110,961
Loan servicing revenue	(75,863)	(47,104)	16,497	114,995	158,994	95,687	32,056	(106,470)	286,737
Deposit service charges	273,897	259,163	230,381	248,320	229,182	223,060	204,251	763,441	656,493
Insurance revenue	32,052	33,061	33,464	35,841	28,964	34,563	34,249	98,577	97,776
Trust and investment management fees	70,700	80,880	80,359	80,863	79,050	84,352	73,719	231,939	237,121
Card-related fees	30,239	32,978	31,832	32,702	31,374	28,867	32,081	95,049	92,322
Other service fees	27,962	27,786	32,538	40,450	33,884	33,143	35,355	88,286	102,382
Brokerage revenue	39,520	47,811	48,012	53,302	40,876	54,711	39,783	135,343	135,370
Leasing revenue	30,655	33,762	34,785	35,689	41,778	45,133	55,374	99,202	142,285
Gain on divestitures	—	—	—	16,493	—	—	—	—	—
Securities (losses) gains, net	(76,542)	(11,257)	515,002	(4,683)	828	(1,314)	26,985	427,203	26,499
Other	14,249	68,205	26,556	92,235	53,676	56,215	11,431	109,010	121,322

Total noninterest income	385,806	430,967	1,138,441	596,893	624,209	764,538	620,521	1,955,214	2,009,268
Noninterest Expense:
Salaries, benefits, and other personnel	562,414	619,369	658,862	663,052	642,331	641,696	633,147	1,840,645	1,917,174
Impairment, fraud, and other losses	133,745	1,098,131	(196,701)	336,281	257,159	14,349	6,372	1,035,175	277,880
Equipment	75,696	80,742	79,610	91,514	76,061	84,468	83,301	236,048	243,830
Net occupancy	82,806	84,140	88,140	84,200	76,930	75,461	78,446	255,086	230,837
Third-party services	102,970	87,105	82,038	101,626	80,707	89,227	85,685	272,113	255,619
Marketing and public relations	34,978	46,867	27,473	37,835	41,515	45,028	32,544	109,318	119,087
Supplies and postage	30,585	31,242	35,630	37,288	34,554	33,796	40,182	97,457	108,532
Leasing expense	23,397	22,039	24,972	24,020	28,701	32,073	34,450	70,408	95,224
Other real estate owned	122,034	60,425	49,547	25,074	17,133	12,570	9,897	232,006	39,600
Other	166,485	146,516	162,489	165,634	141,207	157,586	152,214	475,490	451,007

Total noninterest expense	1,335,110	2,276,576	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	4,623,746	3,738,790
(Loss) income before income tax (benefit) expense	(1,120,415)	(2,423,715)	(205,516)	(559,004)	(45,632)	522,273	453,040	(3,749,646)	929,681
Income tax (benefit) expense	(391,010)	(667,233)	(34,839)	(226,168)	(26,627)	175,669	133,828	(1,093,082)	282,870

Net (loss) income	($729,405)	($1,756,482)	($170,677)	($332,836)	($19,005)	$346,604	$319,212	($2,656,564)	$646,811

Net (Loss) Income Per Common Share:
Basic	($5.86)	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	($9.51)	$1.08
Diluted	(5.86)	(2.45)	(.27)	(.53)	(.03)	.60	.50	(9.51)	1.07
Average Common Shares:
Basic	877,343,589	722,871,934	633,433,995	633,165,451	588,134,030	572,729,604	631,710,591	745,034,488	597,365,121
Diluted	877,343,589	722,871,934	633,433,995	633,165,451	588,134,030	580,385,828	640,533,750	745,034,488	604,329,623
Memo:
Tax-equivalent net interest income	$1,023,834	$1,021,028	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$3,114,099	$3,316,271
Net (loss) income available to common stockholders(1)	(5,145,365)	(1,770,964)	(170,913)	(333,296)	(19,465)	346,167	318,775	(7,087,242)	645,477

(1)	Includes a $4.4 billion non-cash preferred stock dividend arising from the Series G preferred stock conversion during the third quarter of 2008.

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Assets
Cash and demand balances due from banks	$4,240,624	$2,835,473	$3,101,687	$3,226,493	$2,912,349	$2,895,764	$3,222,466
Federal funds sold and security resale agreements	2,155,656	6,398,743	4,205,767	100,278	337,932	718,087	2,394,424
Securities available for sale, at fair value	8,826,458	9,403,878	8,449,349	8,731,257	8,976,731	7,023,923	7,208,209
Trading assets	1,735,932	802,421	1,068,075	982,302	1,097,700	520,698	594,464
Other investments	2,021,386	5,786,817	3,357,726	1,282,217	1,274,710	1,099,730	1,014,650
Loans held for sale or securitization	3,246,145	2,384,526	4,535,646	4,290,473	11,987,399	14,421,303	10,693,267
Portfolio loans:
Portfolio loans	110,462,168	113,419,993	115,859,272	116,021,981	111,990,677	99,683,290	99,566,209
Allowance for loan losses	(3,751,762)	(3,434,343)	(2,581,538)	(1,761,728)	(1,372,879)	(1,135,766)	(1,104,011)

Net portfolio loans	106,710,406	109,985,650	113,277,734	114,260,253	110,617,798	98,547,524	98,462,198
Properties and equipment	1,690,502	1,682,506	1,693,802	1,707,487	1,651,750	1,518,707	1,492,410
Equipment leased to others	367,454	364,778	357,638	374,789	407,406	446,935	500,422
Other real estate owned	504,342	528,160	487,704	424,332	323,964	284,396	263,197
Mortgage servicing rights	2,296,225	2,625,190	2,311,504	2,525,842	2,503,089	2,467,749	2,089,863
Goodwill	4,344,299	4,338,558	5,415,895	5,423,907	5,625,010	4,533,742	4,550,642
Other intangible assets	296,593	316,767	338,300	355,823	375,954	241,970	251,447
Derivative assets	594,427	565,534	980,459	550,991	626,662	444,756	589,093
Accrued income and other assets	6,004,409	5,653,542	5,456,654	5,616,003	5,447,554	5,470,782	5,232,205

Total Assets	$145,034,858	$153,672,543	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957

Liabilities
Deposits:
Noninterest bearing	$15,251,075	$17,647,470	$18,116,601	$17,363,648	$16,693,513	$17,547,090	$17,313,652
NOW and money market accounts	31,852,818	36,145,232	38,040,676	37,868,236	36,769,018	33,798,901	33,360,456
Savings accounts	2,416,074	2,700,644	2,827,789	2,870,716	2,913,662	2,260,197	2,473,508
Consumer time	36,117,013	34,602,674	30,149,451	29,433,081	30,073,886	25,437,213	24,736,279

Core deposits	85,636,980	91,096,020	89,134,517	87,535,681	86,450,079	79,043,401	77,883,895
Other	8,140,619	6,393,527	5,164,758	3,110,153	3,604,197	3,027,619	3,564,659
Foreign	1,804,231	3,728,423	4,152,311	6,664,167	8,194,692	10,497,190	7,187,637

Total deposits	95,581,830	101,217,970	98,451,586	97,310,001	98,248,968	92,568,210	88,636,191
Federal funds borrowed and security repurchase agreements	3,248,441	3,911,654	5,570,381	5,100,185	6,248,924	5,653,283	5,967,883
Borrowed funds	1,669,464	780,740	5,408,200	2,055,063	2,505,742	2,670,238	1,857,988
Long-term debt	21,450,346	23,384,251	25,991,925	25,992,453	26,758,298	21,914,624	23,468,733
Capital securities	2,406,346	2,404,439	2,444,980	1,899,683	1,881,269	1,273,114	850,251
Derivative liabilities	126,850	196,744	234,445	332,044	555,716	732,310	619,007
Accrued expenses and other liabilities	3,369,943	3,795,682	3,713,252	3,755,190	4,124,240	3,677,761	3,988,535

Total Liabilities	127,853,220	135,691,480	141,814,769	136,444,619	140,323,157	128,489,540	125,388,588
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—
Common stock	8,143,995	3,041,360	2,536,472	2,535,783	2,533,382	2,265,141	2,381,941
Capital surplus	11,848,418	12,555,106	6,303,670	6,374,955	6,361,320	4,763,670	4,962,660
(Accumulated deficit) Retained earnings	(2,826,685)	2,326,289	4,106,131	4,405,526	5,002,284	5,270,420	5,881,809
Accumulated other comprehensive income (loss)	15,910	58,308	276,898	91,564	(54,135)	(152,705)	(56,041)

Total Stockholders’ Equity	17,181,638	17,981,063	13,223,171	13,407,828	13,842,851	12,146,526	13,170,369

Total Liabilities and Stockholders’ Equity	$145,034,858	$153,672,543	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957

Common Shares Outstanding	2,035,998,720	760,339,839	634,117,970	633,945,720	633,345,384	566,285,142	595,485,028
Memo:
Noninterest bearing escrow balances	$3,717,339	$4,239,992	$4,726,763	$3,269,928	$3,203,973	$3,558,018	$3,334,760
Interest bearing escrow balances	292,092	398,572	519,296	170,829	156,981	157,307	154,251
Noninterest bearing deposits excluding escrow balances	11,533,736	13,407,478	13,389,838	14,093,720	13,489,540	13,989,072	13,978,892
Core deposits excluding escrow balances	81,627,549	86,457,456	83,888,458	84,094,924	83,089,125	75,328,076	74,394,884
Sweep account balances, excluded from core deposit balances	4,793,898	6,727,890	6,981,108	9,014,955	9,487,406	9,551,319	9,768,463

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Assets
Earning Assets:
Portfolio loans	$111,666	$114,065	$115,379	$113,484	$104,439	$99,689	$98,198	$113,696	$100,798
Loans held for sale or securitization	2,131	3,075	4,494	8,340	12,643	12,615	11,769	3,229	12,346
Securities available for sale, at cost	9,582	8,491	8,588	8,826	7,835	7,143	7,704	8,889	7,561
Federal funds sold and security resale agreements	6,616	7,102	3,116	945	1,212	1,117	1,748	5,615	1,357
Trading assets	1,471	933	896	1,009	584	562	674	1,102	606
Other investments	5,367	4,089	2,079	1,538	1,536	1,218	1,450	3,851	1,402

Total earning assets	136,833	137,755	134,552	134,142	128,249	122,344	121,543	136,382	124,070
Allowance for loan losses	(3,437)	(2,593)	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(2,597)	(1,134)
Fair value (depreciation) appreciation of securities available for sale	(246)	(47)	98	32	(73)	(34)	(11)	(66)	(40)
Cash and demand balances due from banks	2,227	2,523	2,643	2,809	2,714	2,748	2,965	2,463	2,808
Properties and equipment	1,683	1,695	1,697	1,674	1,571	1,493	1,495	1,692	1,520
Equipment leased to others	365	364	374	392	431	480	553	368	488
Other real estate owned	535	526	469	382	304	270	239	506	271
Mortgage servicing rights	2,547	2,471	2,364	2,456	2,493	2,233	2,175	2,461	2,301
Goodwill	4,342	5,405	5,412	5,613	4,896	4,544	4,479	5,050	4,641
Other intangible assets	304	325	345	364	281	251	256	324	263
Derivative assets	328	150	1,152	738	310	245	244	543	267
Accrued income and other assets	5,259	5,278	5,678	5,327	5,061	5,120	5,026	5,409	5,069

Total Assets	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524

Liabilities
Deposits:
Noninterest bearing	$15,827	$16,858	$16,839	$16,901	$16,690	$16,875	$16,831	$16,506	$16,798
NOW and money market accounts	34,421	37,066	38,763	37,658	35,099	33,675	32,582	36,742	33,795
Savings accounts	2,581	2,779	2,808	2,922	2,457	2,345	2,433	2,722	2,412
Consumer time	35,198	32,654	29,281	29,683	27,238	25,069	24,476	32,388	25,604

Core deposits	88,027	89,357	87,691	87,164	81,484	77,964	76,322	88,358	78,609
Brokered retail CDs	6,813	5,344	2,955	2,406	2,297	2,469	3,006	5,044	2,588
Other	587	713	771	1,244	1,112	914	917	689	981
Foreign	3,297	4,138	6,170	7,485	8,609	8,677	7,602	4,530	8,300

Total deposits	98,724	99,552	97,587	98,299	93,502	90,024	87,847	98,621	90,478
Federal funds borrowed and security repurchase agreements	3,789	4,988	5,975	6,283	6,176	6,566	5,072	4,913	5,941
Borrowed funds	2,552	1,507	2,522	2,027	2,593	2,867	1,240	2,195	2,238
Long-term debt and capital securities	24,628	26,671	29,082	28,005	26,306	23,111	25,164	26,786	24,866
Derivative liabilities	(128)	(181)	329	324	377	434	353	6	388
Accrued expenses and other liabilities	3,557	3,860	4,126	4,074	3,505	3,354	3,736	3,847	3,531

Total Liabilities	133,122	136,397	139,621	139,012	132,459	126,356	123,412	136,368	127,442
Total Stockholders’ Equity	17,618	17,455	13,411	13,554	12,636	12,231	14,398	16,167	13,082

Total Liabilities and Stockholders’ Equity	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524

Memo:
Noninterest bearing escrow balances	$4,362	$4,539	$4,268	$3,559	$3,714	$3,762	$3,386	$4,389	$3,622
Interest bearing escrow balances	318	493	197	165	157	155	153	336	155
Noninterest bearing deposits excluding escrow balances	11,465	12,319	12,571	13,342	12,976	13,113	13,445	12,117	13,176
Core deposits excluding escrow balances	83,347	84,325	83,226	83,440	77,613	74,047	72,783	83,633	74,832
Sweep account balances, excluded from core deposit balances	6,319	7,059	8,628	9,703	9,903	9,748	9,253	7,332	9,637

Unedited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

LOANS HELD FOR SALE OR SECURITIZATION
Commercial	$4	$3	$35	$158	$79	$37	$38	$14	$52
Commercial real estate, at fair value(1)	309	373	768	325	385	226	174	482	262
Residential real estate, at fair value
First lien mortgages, at fair value(1)	1,806	2,455	3,538	6,882	8,587	7,672	6,339	2,597	7,541
Nonprime mortgages	—	—	—	—	—	—	1,140	—	376

Total residential real estate*	1,806	2,455	3,538	6,882	8,587	7,672	7,479	2,597	7,917
Home equity
Home equity lines of credit	—	—	—	551	2,108	2,873	2,669	—	2,548
Home equity installment*	—	—	—	423	1,483	1,806	1,041	—	1,445

Total Home equity*	—	—	—	974	3,591	4,679	3,710	—	3,993
Credit card	—	244	153	—	—	—	368	132	121
Other consumer	12	—	—	1	1	1	—	4	1

Total Loans Held for Sale or Securitization	$2,131	$3,075	$4,494	$8,340	$12,643	$12,615	$11,769	$3,229	$12,346

AVERAGE PORTFOLIO LOAN BALANCES
Commercial loans
Commercial	$28,498	$29,094	$28,419	$27,014	$25,783	$25,291	$24,342	$28,669	$25,144
Floorplan	734	821	835	832	852	970	992	796	937
Non-taxable	399	408	412	396	381	376	381	406	379
International	1,870	1,976	1,966	1,843	1,600	1,381	1,289	1,939	1,425

Total Commercial	31,501	32,299	31,632	30,085	28,616	28,018	27,004	31,810	27,885
Commercial leases	4,178	4,240	4,321	4,389	4,235	4,061	3,981	4,246	4,093
Commercial construction	8,545	9,098	9,098	8,902	8,225	7,854	7,611	8,912	7,899
Commercial real estate	15,107	14,774	14,770	14,627	13,548	12,919	12,976	14,885	13,150
Residential Real Estate
First lien mortgages	13,665	14,096	14,807	14,428	11,661	10,284	9,854	14,188	10,607
Nonprime mortgages	4,540	5,022	5,607	6,238	6,921	7,709	7,490	5,054	7,371

Total Residential Real Estate*	18,205	19,118	20,414	20,666	18,582	17,993	17,344	19,242	17,978
Home equity
Home equity lines of credit	17,983	18,141	18,096	17,886	15,609	14,010	14,409	18,073	14,680
Home equity installment*	7,938	8,303	8,732	8,759	7,964	6,391	6,371	8,323	6,914

Total Home equity*	25,921	26,444	26,828	26,645	23,573	20,401	20,780	26,396	21,594
Credit Card and Other Unsecured Lines of Credit
Credit card	1,615	1,463	1,622	1,633	1,434	1,243	1,173	1,567	1,284
Personal lines of credit	990	925	893	880	835	812	827	936	825
Business lines of credit	1,246	1,239	1,200	1,146	1,087	1,044	1,019	1,228	1,050

Total Credit Card and Other Unsecured Lines of Credit	3,851	3,627	3,715	3,659	3,356	3,099	3,019	3,731	3,159
Other consumer	4,358	4,465	4,601	4,511	4,304	5,344	5,483	4,474	5,040

Total Portfolio Loans	$111,666	$114,065	$115,379	$113,484	$104,439	$99,689	$98,198	$113,696	$100,798

CORE AND EXIT AVERAGE PORTFOLIO BALANCES
Core portfolios:
Commercial loans and leases	$35,679	$36,539	$35,953	$34,474	$32,851	$32,079	$30,985
Commercial construction	8,545	9,098	9,098	8,902	8,225	7,854	7,611
Commercial real estate	15,107	14,774	14,770	14,627	13,548	12,919	12,976
Residential real estate	9,485	9,350	9,756	14,428	11,661	10,284	9,854
Home equity	15,821	15,863	15,793	15,665	14,838	13,929	13,943
Credit card and other secured lines of credit	3,851	3,627	3,715	3,659	3,356	3,099	3,019
Other consumer loans	2,116	2,051	2,028	1,799	1,434	2,292	2,227

Total Core Portfolios	90,604	91,302	91,113	93,554	85,913	82,456	80,615
Exit portfolios:
Residential real estate
Nonprime mortgage	4,540	5,022	5,607	6,238	6,921	7,709	7,490
Construction	1,763	2,468	2,912	—	—	—	—
Other first lien mortgages	2,417	2,278	2,139	—	—	—	—
Home equity
Home equity lines of credit	6,829	7,132	7,380	7,413	6,162	5,058	5,426
Home equity installment	3,271	3,449	3,655	3,567	2,573	1,414	1,411
Other Consumer	2,242	2,414	2,573	2,712	2,870	3,052	3,256

Total Exit Portfolios	21,062	22,763	24,266	19,930	18,526	17,233	17,583

Total Portfolio Loans	$111,666	$114,065	$115,379	$113,484	$104,439	$99,689	$98,198

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOANS HELD FOR SALE OR SECURITIZATION
Commercial	$3	$3	$3	$41	$159	$38	$30
Commercial real estate, at fair value(1)	459	344	656	508	369	377	173
Residential real estate, at fair value(1)*	1,720	2,038	3,490	3,741	9,667	8,385	7,052
Home equity
Home equity lines of credit	—	—	—	—	1,076	3,311	2,292
Home equity installment*	—	—	—	—	715	2,309	1,146

Total Home equity*	—	—	—	—	1,791	5,620	3,438
Credit card	—	—	387	—	—	—	—
Other consumer	1,064	—	—	—	1	1	—

Total Loans Held for Sale or Securitization	$3,246	$2,385	$4,536	$4,290	$11,987	$14,421	$10,693

PORTFOLIO LOAN BALANCES
Commercial Loans
Commercial	$29,077	$28,883	$29,569	$27,762	$26,483	$25,193	$24,454
Floorplan	703	799	849	858	835	945	994
Non-taxable	392	408	410	388	401	374	380
International	1,841	1,940	2,042	1,907	1,719	1,513	1,250

Total Commercial	32,013	32,030	32,870	30,915	29,438	28,025	27,078
Commercial leases	4,169	4,246	4,328	4,437	4,399	4,335	4,095
Commercial construction	8,352	8,778	9,078	9,051	8,656	7,937	7,879
Commercial real estate	14,999	15,195	14,697	14,883	14,704	13,011	12,778
Residential real estate
First lien mortgages	13,600	14,093	14,840	15,349	13,882	10,786	10,402
Nonprime mortgages	4,378	4,806	5,345	6,012	6,648	7,419	8,217

Total Residential Real Estate*	17,978	18,899	20,185	21,361	20,530	18,205	18,619
Home equity
Home equity lines of credit	17,968	18,080	18,076	18,079	17,524	13,974	14,322
Home equity installment*	7,764	8,089	8,514	8,882	8,712	6,372	6,347

Total Home equity*	25,732	26,169	26,590	26,961	26,236	20,346	20,669
Credit card and other unsecured lines of credit	3,937	3,774	3,542	3,915	3,476	3,164	2,959
Other consumer	3,282	4,329	4,569	4,499	4,552	4,660	5,489

Total Portfolio Loans	$110,462	$113,420	$115,859	$116,022	$111,991	$99,683	$99,566

CORE AND EXIT PORTFOLIO BALANCES
Core portfolios:
Commercial loans and leases	$36,182	$36,276	$37,198	$35,352	$33,837	$32,360	$31,173
Commercial construction	8,352	8,778	9,078	9,051	8,656	7,937	7,879
Commercial real estate	14,999	15,195	14,697	14,883	14,704	13,011	12,778
Residential real estate	9,519	9,415	9,961	15,349	13,882	10,786	10,402
Home equity	15,826	15,869	15,805	15,754	15,563	14,063	13,914
Credit card and other secured lines of credit	3,937	3,774	3,542	3,915	3,476	3,164	2,959
Other Consumer	2,243	2,002	2,068	1,850	1,776	1,506	2,201

Total Core Portfolios	91,058	91,309	92,349	96,154	91,894	82,827	81,306
Exit portfolios:
Residential real estate
Nonprime mortgage	4,378	4,806	5,345	6,012	6,648	7,419	8,217
Construction	1,657	2,343	2,679	—	—	—	—
Other first lien mortgages	2,424	2,335	2,200	—	—	—	—
Home equity lines of credit	6,732	6,953	7,247	7,475	7,187	5,025	5,424
Home equity installment	3,174	3,347	3,538	3,732	3,486	1,258	1,331
Other Consumer	1,039	2,327	2,501	2,649	2,776	3,154	3,288

Total Exit Portfolios	19,404	22,111	23,510	19,868	20,097	16,856	18,260

Total Portfolio Loans	$110,462	$113,420	$115,859	$116,022	$111,991	$99,683	$99,566

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES (continued)
($ in millions)

	2008						2007
	3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr

OTHER INVESTMENTS
Foreign investments	$14		$25		$11		$27		$31		$18		$12
Eurodollar placements	350		4,250		2,000		—		—		—		—
Federal Reserve Stock	427		262		204		206		206		173		142
FHLB Stock	666		629		623		602		602		333		322
Short-term domestic investments	348		401		297		219		228		382		346
Principal investments	213		216		217		222		208		194		193
Corporate and other bonds	3		4		6		6		—		—		—

Total Other Investments	$2,021		$5,787		$3,358		$1,282		$1,275		$1,100		$1,015

PRINCIPAL INVESTMENTS(1)
Type of Investment:
Direct investments in public entities	—		—		—		—		—		—		—
Direct investments in nonpublic entities	$368		$361		$369		$387		$364		$339		$319
Indirect investments (funds)	404		399		385		388		374		372		365

Total Investments	$772		$760		$754		$775		$738		$711		$684

Type of Security:
Common stock	$96		$89		$86		$100		$88		$97		$80
Convertible debt and preferred stock	19		16		16		14		20		8		11
Investments in partnerships, funds and other equity instruments	459		459		455		459		441		430		415
Mezzanine (subordinated) debt	198		196		197		202		189		176		178

Total Investments	$772		$760		$754		$775		$738		$711		$684

Memo:
Commitments to fund principal investments	$342		$324		$343		$357		$340		$358		$297

INTANGIBLE ASSETS
Goodwill	$4,344		$4,339		$5,416		$5,424		$5,625		$4,534		$4,551
Core deposit intangibles	276		294		312		331		351		213		226
Credit card intangibles	2		2		2		2		2		3		4
Other intangibles	19		21		24		23		23		26		21

Total Intangible Assets	$4,641		$4,656		$5,754		$5,780		$6,001		$4,776		$4,802

Memo:
Holding company investment in subsidiaries	$18,479		$19,115		$15,791		$15,610		$15,495		$13,879		$14,501
Holding company intangible assets	103		105		105		122		122		117		120
Double leverage ratio(2)	1.08	x	1.07	x	1.20	x	1.17	x	1.13	x	1.15	x	1.11	x
Subsidiary bank dividend capacity	—		—		—		$106		$563		$451		$1,033

(1)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Corporate Banking line of business.

(2)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

CREDIT CARD LOANS(1)
Managed Credit Card Loans:
Average balances:
Loans held in portfolio	$1,615	$1,463	$1,622	$1,633	$1,434	$1,243	$1,173	$1,567	$1,284
Loans held for sale or securitization	—	244	153	—	—	—	368	132	121
Loans securitized	1,824	1,590	1,450	1,450	1,450	1,450	1,082	1,622	1,329

Total Average Managed Credit Card Loans	$3,439	$3,297	$3,225	$3,083	$2,884	$2,693	$2,623	$3,321	$2,734

End of period balances:
Loans held in portfolio	$1,665	$1,576	$1,416	$1,852	$1,496	$1,275	$1,131
Loans held for sale or securitization	—	—	386	—	—	—	—
Loans securitized	1,824	1,824	1,450	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$3,489	$3,400	$3,252	$3,302	$2,946	$2,725	$2,581

Net charge-offs:
Securitized credit card loans	$23	$19	$18	$15	$15	$14	$11	$60	$40
Managed credit card loans	50	48	47	34	29	26	31	145	86
Net charge-offs as a % of average portfolio loans(annualized):
Securitized credit card loans	5.05%	4.80%	4.99%	4.21%	3.94%	4.01%	4.06%	4.95%	4.00%
Managed credit card loans	5.80%	5.93%	5.82%	4.45%	3.91%	3.93%	4.81%	5.85%	4.20%

AUTOMOBILE LOANS
Managed Automobile Loans(2):
Average balances:
Loans held in portfolio	$43	$54	$67	$86	$107	$135	$167	$55	$136
Loans held for sale or securitization	—	—	—	—	—	—	—	—	—
Loans securitized	389	492	621	761	922	1,111	1,327	500	1,119

Total Average Managed Automobile Loans	$432	$546	$688	$847	$1,029	$1,246	$1,494	$555	$1,255

End of period balances:
Loans held in portfolio	$40	$49	$61	$77	$90	$117	$150
Loans securitized	344	437	552	689	839	1,014	1,217

Total Managed Automobile Loans	$384	$486	$613	$766	$929	$1,131	$1,367

Net charge-offs:
Securitized automobile loans	$1	$2	$2	$3	$3	$2	$4	$5	$9
Managed automobile loans	2	1	2	3	3	2	3	5	8
Net charge-offs as a % of average portfolio loans(annualized):
Securitized automobile loans	1.63%	1.04%	1.56%	1.82%	1.05%	.90%	1.10%	1.41%	1.02%
Managed automobile loans	1.31%	.72%	1.41%	1.40%	.91%	.72%	.93%	1.16%	.86%

JUMBO MORTGAGE LOANS(3)
Managed Jumbo Mortgage Loans:
Average balances:
Loans held in portfolio	$774	$793	$802					$790
Loans held for sale or securitization	189	208	374					257
Loans securitized	336	357	188					293

Total Average Managed Jumbo Mortgage Loans	$1,299	$1,358	$1,364					$1,340

End of period balances:
Loans held in portfolio	$754	$819	$787
Loans held for sale or securitization	179	188	252
Loans securitized	329	343	371

Total Managed Jumbo Mortgage Loans	$1,262	$1,350	$1,410

Net charge-offs:
Securitized jumbo mortgage loans	—	—	—					—
Managed jumbo mortgage loans	$4	$1	$1					$6
Net charge-offs as a % of average portfolio loans(annualized):
Securitized jumbo mortgage loans	—	—	—					—
Managed jumbo mortgage loans	1.36%	.25%	.24%					.61%

(1)	In May 2008 and March 2007, the Corporation sold through securitization $374 million and $425 million of credit card receivables, respectively.

(2)	Represents managed portfolio of indirect prime automobile loans. This portfolio is liquidating.

(3)	In February 2008, the Corporation sold through securitization $390 million of jumbo mortgage loans.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$31,505	$32,302	$31,667	$30,243	$28,695	$28,055	$27,042	$31,824	$27,937
Commercial leases	4,178	4,240	4,321	4,389	4,235	4,061	3,981	4,246	4,093
Commercial construction	8,545	9,098	9,098	8,902	8,225	7,854	7,611	8,912	7,899
Commercial real estate	15,416	15,147	15,538	14,952	13,933	13,145	13,150	15,367	13,412
Residential real estate*	20,011	21,573	23,952	27,548	27,169	25,665	24,823	21,839	25,895
Home equity*	25,921	26,444	26,828	27,619	27,164	25,080	24,490	26,396	25,587
Credit card and other unsecured lines of credit	3,851	3,871	3,868	3,659	3,356	3,099	3,387	3,863	3,280
Other consumer	4,370	4,465	4,601	4,512	4,305	5,345	5,483	4,478	5,041

Total loans	113,797	117,140	119,873	121,824	117,082	112,304	109,967	116,925	113,144
Securities available for sale, at cost:
Taxable	9,312	8,212	8,256	8,435	7,447	6,734	7,257	8,596	7,147
Tax-exempt	270	279	332	391	388	409	447	293	414

Total securities available for sale	9,582	8,491	8,588	8,826	7,835	7,143	7,704	8,889	7,561
Federal funds sold, security resale agreements, trading assets, and other investments	13,454	12,124	6,091	3,492	3,332	2,897	3,872	10,568	3,365

Total earning assets	136,833	137,755	134,552	134,142	128,249	122,344	121,543	136,382	124,070
Allowance for loan losses	(3,437)	(2,593)	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(2,597)	(1,134)
Fair value (depreciation) appreciation of securities available for sale	(246)	(47)	98	32	(73)	(34)	(11)	(66)	(40)
Nonearning assets	17,590	18,737	20,134	19,755	18,061	17,384	17,432	18,816	17,628

Total Assets	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$34,421	$37,066	$38,763	$37,658	$35,099	$33,675	$32,582	$36,742	$33,795
Savings accounts	2,581	2,779	2,808	2,922	2,457	2,345	2,433	2,722	2,412
Consumer time deposits	35,198	32,654	29,281	29,683	27,238	25,069	24,476	32,388	25,604
Other deposits	7,400	6,057	3,726	3,650	3,409	3,383	3,923	5,733	3,569
Foreign deposits	3,297	4,138	6,170	7,485	8,609	8,677	7,602	4,530	8,300
Federal funds borrowed	244	1,155	1,368	1,841	1,984	2,508	1,237	920	1,912
Security repurchase agreements	3,545	3,833	4,607	4,442	4,192	4,058	3,835	3,993	4,029
Borrowed funds	2,552	1,507	2,522	2,027	2,593	2,867	1,240	2,195	2,238
Long-term debt	24,628	26,671	29,082	28,005	26,306	23,111	25,164	26,786	24,866

Total interest bearing liabilities	113,866	115,860	118,327	117,713	111,887	105,693	102,492	116,009	106,725
Noninterest bearing deposits	15,827	16,858	16,839	16,901	16,690	16,875	16,831	16,506	16,798
Accrued interest and other liabilities	3,429	3,679	4,455	4,398	3,882	3,788	4,089	3,853	3,919

Total Liabilities	133,122	136,397	139,621	139,012	132,459	126,356	123,412	136,368	127,442
Total Stockholders’ Equity	17,618	17,455	13,411	13,554	12,636	12,231	14,398	16,167	13,082

Total Liabilities and Stockholders’ Equity	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524

Memo:
Interest bearing core deposits	$72,200	$72,499	$70,852	$70,263	$64,794	$61,089	$59,491	$71,852	$61,811
Interest bearing total deposits	82,897	82,694	80,748	81,398	76,812	73,149	71,016	82,115	73,680
Borrowed funding and long-term debt	30,969	33,166	37,579	36,315	35,075	32,544	31,476	33,894	33,045

(1)	Includes loans held for sale or securitization.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$419	$419	$479	$552	$552	$534	$513	$1,317	$1,599
Commercial leases	70	68	74	79	72	69	69	212	210
Commercial construction	100	111	132	162	161	154	140	343	455
Commercial real estate	223	224	244	258	251	236	237	691	724
Residential real estate*	287	313	403	477	484	466	442	1,003	1,392
Home equity*	363	378	442	494	513	486	470	1,183	1,469
Credit card and other unsecured lines of credit	90	92	107	103	96	86	96	289	278
Other consumer	69	68	77	77	78	88	94	214	260

Total loans	1,621	1,673	1,958	2,202	2,207	2,119	2,061	5,252	6,387
Securities available for sale, at cost:
Taxable	126	116	112	116	99	87	97	354	283
Tax-exempt	4	4	6	7	6	8	8	14	22

Total securities available for sale	130	120	118	123	105	95	105	368	305
Federal funds sold, security resale agreements, trading assets, and other investments	102	93	56	56	48	41	52	251	141

Total earning assets	$1,853	$1,886	$2,132	$2,381	$2,360	$2,255	$2,218	$5,871	$6,833

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$140	$160	$238	$292	$286	$265	$249	$538	$800
Savings accounts	3	5	7	8	8	8	8	15	24
Consumer time deposits	360	352	335	365	337	302	287	1,047	926
Other deposits	57	45	35	47	46	45	51	137	142
Foreign deposits	15	24	47	80	107	108	91	86	306
Federal funds borrowed	2	7	12	22	27	33	16	21	76
Security repurchase agreements	13	16	30	42	46	45	41	59	132
Borrowed funds	16	11	25	23	34	36	16	52	86
Long-term debt	223	245	334	393	367	317	341	802	1,025

Total interest bearing liabilities	$829	$865	$1,063	$1,272	$1,258	$1,159	$1,100	$2,757	$3,517

Tax-Equivalent Net Interest Income	$1,024	$1,021	$1,069	$1,109	$1,102	$1,096	$1,118	$3,114	$3,316

Memo:
Interest bearing core deposits	$503	$517	$580	$665	$631	$575	$544	$1,600	$1,750
Interest bearing total deposits	575	586	662	792	784	728	686	1,823	2,198
Borrowed funding and long-term debt	254	279	401	480	474	431	414	934	1,319
Amortization of fair value adjustments included above(2):
Loans	($10)	($11)	($11)	($20)	($16)	($15)	($14)	($32)	($45)
Deposits	—	—	1	3	1	1	1	1	3
Long-term debt	(3)	(4)	(3)	(3)	(4)	(4)	(4)	(10)	(12)

(1)	Includes loans held for sale or securitization.

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

RATES

Assets
Earning Assets:
Loans(1):
Commercial	5.29%	5.22%	6.09%	7.24%	7.63%	7.63%	7.70%	5.53%	7.65%
Commercial leases	6.71	6.37	6.85	7.16	6.82	6.82	6.94	6.65	6.86
Commercial construction	4.64	4.90	5.85	7.22	7.74	7.86	7.47	5.14	7.69
Commercial real estate	5.77	5.94	6.31	6.85	7.15	7.19	7.31	6.01	7.22
Residential real estate*	5.73	5.81	6.73	6.93	7.13	7.26	7.13	6.12	7.17
Home equity*	5.58	5.73	6.60	7.15	7.53	7.75	7.70	5.98	7.66
Credit card and other unsecured lines of credit	9.35	9.59	11.07	11.18	11.34	11.13	11.47	10.00	11.32
Other consumer	6.23	6.20	6.72	6.77	7.18	6.64	6.91	6.39	6.89

Total loans	5.68	5.73	6.56	7.20	7.50	7.56	7.55	6.00	7.54
Securities available for sale, at cost:
Taxable	5.44	5.63	5.44	5.50	5.29	5.16	5.39	5.50	5.28
Tax-exempt	5.85	6.49	6.96	6.64	6.78	7.77	7.03	6.47	7.20

Total securities available for sale	5.45	5.65	5.50	5.55	5.37	5.31	5.48	5.53	5.39
Federal funds sold, security resale agreements, trading assets, and other investments	3.01	3.08	3.73	6.32	5.70	5.75	5.41	3.17	5.61

Total earning assets	5.40	5.50	6.36	7.07	7.33	7.38	7.36	5.75	7.35

Liabilities
Interest bearing liabilities:
NOW and money market accounts	1.62	1.72	2.48	3.08	3.23	3.16	3.09	1.96	3.16
Savings accounts	.58	.71	.99	1.12	1.26	1.36	1.34	.77	1.32
Consumer time deposits	4.06	4.34	4.60	4.89	4.91	4.83	4.76	4.32	4.84
Other deposits	3.10	3.00	3.72	5.12	5.36	5.26	5.31	3.20	5.31
Foreign deposits	1.75	2.36	3.06	4.27	4.92	5.01	4.84	2.52	4.93
Federal funds borrowed	2.21	2.63	3.47	4.84	5.24	5.31	5.32	3.01	5.29
Security repurchase agreements	1.52	1.69	2.61	3.82	4.37	4.38	4.35	1.99	4.37
Borrowed funds	2.44	2.91	4.01	4.47	5.15	5.04	5.30	3.14	5.13
Long-term debt	3.61	3.68	4.62	5.55	5.57	5.51	5.47	4.00	5.52

Total interest bearing liabilities	2.90	3.00	3.61	4.29	4.46	4.40	4.35	3.17	4.40

Net Interest Spread	2.50	2.50	2.75	2.78	2.87	2.98	3.01	2.58	2.95
Contribution of noninterest bearing sources of funds	.49	.47	.43	.52	.56	.61	.68	.47	.62

Net Interest Margin	2.99%	2.97%	3.18%	3.30%	3.43%	3.59%	3.69%	3.05%	3.57%

Memo:
Interest bearing core deposits	2.77%	2.87%	3.29%	3.76%	3.86%	3.77%	3.71%	2.97%	3.78%
Interest bearing total deposits	2.76	2.85	3.30	3.87	4.05	3.99	3.92	2.97	3.99
Borrowed funding and long-term debt	3.26	3.38	4.29	5.24	5.38	5.31	5.32	3.68	5.34

(1)	Includes loans held for sale or securitization.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

												Nine Months Ended
	2008			2007								September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		2008	2007
Per common share:
Basic net (loss) income	($5.86)	($2.45)	($.27)	($.53)		($.03)		$.60		$.50		($9.51)	$1.08
Diluted net (loss) income	(5.86)	(2.45)	(.27)	(.53)		(.03)		.60		.50		(9.51)	1.07
Trailing four quarters basic net (loss) income	(9.11)	(3.28)	(.23)	.54		2.44		3.34		3.51
Trailing four quarters diluted net (loss) income	(9.11)	(3.28)	(.23)	.54		2.43		3.32		3.49
Dividends declared	.01	.01	.21	.41		.41		.39		.39		.23	1.19
Dividends paid	.01	.01	.21	.41		.41		.39		.39		.23	1.19
Dividend payout ratio(1)	—	—	—	—		—		65.00%		78.00%		—	111.21%
Dividend yield (annualized)(2)	2.29%	.84%	8.44%	9.96%		6.54%		4.68		4.19
P/E ratio(3)	—	—	—	30.48	x	10.33	x	10.04	x	10.67	x
Common dividends declared	$7.0	$7.2	$133.0	$262.0		$235.0		$232.0		$254.2		$147.2	$721.2
Preferred dividends declared	16.5	14.5	.2	.5		.5		.4		.4		31.2	1.3
Common dividends paid	$7.0	$7.2	$133.0	$262.0		$235.0		$232.0		$254.2		$147.2	$721.2
Preferred dividends paid	16.5	14.5	.2	.5		.5		.4		.4		31.2	1.3
Non-cash preferred dividends arising from Series G preferred stock conversion	$4,400.0	—	—	—		—		—		—		$4,400.0	—

Shares outstanding(4):
Average basic	877,344	722,872	633,434	633,165		588,134		572,730		631,711		745,034	597,365
Average diluted	877,344	722,872	633,434	633,165		588,134		580,386		640,534		745,034	604,330
Ending common	2,035,999	760,340	634,118	633,946		633,345		566,285		595,485

Common stock price:
High	$6.88	$10.80	$18.14	$27.21		$34.30		$38.32		$38.94		$18.14	$38.94
Low	1.25	4.27	6.56	15.76		24.88		33.08		34.82		1.25	24.88
Close	1.75	4.77	9.95	16.46		25.09		33.32		37.25
Book value per common share	$8.37	$15.07	$20.61	$21.15		$21.86		$21.45		$22.12
Tangible book value per common share	6.09	8.94	11.53	12.03		12.38		13.02		14.05
Other comprehensive income per share	.01	.08	.44	.14		(.09)		(.27)		(.09)
Market to book value	20.9%	31.7%	48.3%	77.8%		114.8%		155.3%		168.4%
Market capitalization of common stock	$3,563	$3,627	$6,309	$10,435		$15,891		$18,869		$22,182

(1)	Dividend declared divided by diluted net income per common share.

(2)	Dividend declared (annualized) divided by quarter-end stock price.

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share.

(4)	In thousands.
INTEREST RATE RISK MEASURES

	2008			2007
	3rd Qtr(1)	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.18%	+0.7%	+1.8%	+1.9%	+1.9%	+1.2%	+1.2%
+150 basis points Shock vs. Current Yield Curve(4)	+0.8%	+0.9%	+2.0%	+2.7%	+3.0%	+2.2%	+2.3%
-150 basis points Shock vs. Current Yield Curve(5)	-0.7%	-0.1%	+0.7%	+1.5%	+1.1%	+1.0%	+0.8%

(1)	Based on positions at August 31, 2008 and market values at September 19, 2008.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges.

MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +4.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
LONG-TERM DEBT, CAPITAL SECURITIES, AND BORROWED FUNDS
Long-Term Debt and Capital Securities:
Holding company debt:
Senior notes	$2,939	$2,935	$3,247	$1,789	$1,774	$1,833	$1,847
Subordinated debt	1,103	1,088	1,125	1,079	1,055	1,030	1,063
Capital securities	2,406	2,404	2,445	1,900	1,881	1,273	850

Total holding company debt	6,448	6,427	6,817	4,768	4,710	4,136	3,760
Subsidiary debt:
Subordinated debt	3,455	3,446	3,505	3,451	3,423	3,369	2,482
Senior bank notes	4,416	6,250	8,335	13,061	14,232	13,615	15,977
FHLB advances	9,238	9,308	9,431	6,256	5,900	1,996	2,048
Repurchase agreements	272	321	321	321	320	—	—
Secured debt financings	18	19	19	26	47	63	43
Other	10	17	9	9	8	9	9

Total subsidiary debt	17,409	19,361	21,620	23,124	23,930	19,052	20,559

Total Long-Term Debt and Capital Securities	$23,857	$25,788	$28,437	$27,892	$28,640	$23,188	$24,319

Borrowed Funds:
Commercial paper and other	$669	$781	$1,058	$1,555	$1,566	$1,412	$1,803
Federal Reserve term auction facility	—	—	4,250	—	—	—	—
U.S. Treasury demand notes	—	—	100	500	340	258	54
Short-term senior bank notes	—	—	—	—	86	—	—
Short-term FHLB advances	1,000	—	—	—	514	1,000	1

Total Borrowed Funds	$1,669	$781	$5,408	$2,055	$2,506	$2,670	$1,858

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$17,182	$17,981	$13,223	$13,408	$13,843	$12,147	$13,170
Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($138)	($75)	$20	$15	($11)	($73)	—
SFAS 133 unrealized gain (loss), net	147	126	250	70	28	(8)	$15
SFAS 158 unrecognized gain (loss), net	7	7	7	7	(71)	(72)	(71)

Total Accumulated Other Comprehensive Income, Net of Tax	$16	$58	$277	$92	($54)	($153)	($56)

RISK-BASED CAPITAL(1)
Tier 1 capital	$14,695	$15,392	$9,548	$9,367	$9,672	$8,721	$9,196
Total risk-based capital	19,898	20,703	14,754	14,729	14,802	13,667	13,164
Risk-weighted assets	133,887	139,227	143,128	143,398	142,684	132,957	129,978
Tier 1 capital ratio	10.98%	11.06%	6.67%	6.53%	6.78%	6.56%	7.08%
Total risk-based capital ratio	14.86	14.87	10.31	10.27	10.37	10.28	10.13
Leverage ratio	10.07	10.33	6.49	6.39	6.96	6.53	6.92

COMMON STOCK ROLLFORWARD
Beginning balance	760.3	634.1	633.9	633.3	566.3	595.5	632.4	633.9	632.4
Shares issued	1,274.9	126.2	—	—	—	—	—	1,401.1	—
Shares issued under stock award plans	1.0	—	.2	.8	1.8	.8	5.8	1.2	8.4
Shares issued for acquisitions	—	—	—	—	66.6	—	13.7	—	80.3
Shares repurchased under repurchase authorizations(2)	—	—	—	(.1)	(1.0)	(29.9)	(55.2)	—	(86.1)
Shares exchanged for stock award plans	(.2)	—	—	(.1)	(.4)	(.1)	(1.2)	(.2)	(1.7)

Ending Balance	2,036.0	760.3	634.1	633.9	633.3	566.3	595.5	2,036.0	633.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	—	—	—	.1	1.0	29.9	55.2	—	86.1
Average price per share of repurchased common shares	—	—	—	$26.22	$25.77	$36.47	$38.30	—	$37.52
Total cost	—	—	—	$2.6	$25.8	$1,089.4	$2,113.7	—	$3,228.9
Common shares remaining under authorization	37.6	37.6	37.6	37.6	37.7	38.7	28.6

SELECTED RATIOS AND OTHER
Long-term debt and capital securities to equity	138.85%	143.42%	215.05%	208.03%	206.89%	190.90%	184.65%
Long-term debt and capital securities to total capitalization	58.13	58.92	68.26	67.54	67.42	65.62	64.87
Equity to assets	11.85	11.70	8.53	8.95	8.98	8.64	9.51
Tangible equity to assets(3)	8.93	8.94	5.00	5.29	5.29	5.43	6.26

(1)	Third quarter 2008 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Loan sale revenue	$19	($94)	$89	($149)	($74)	$110	$75	$14	$111
Loan servicing revenue	(75)	(47)	16	115	159	96	32	(106)	287
Deposit service charges	273	260	230	249	229	223	204	763	656
Insurance revenue	33	33	33	35	29	35	34	99	98
Trust and investment management fees	71	81	80	81	79	84	74	232	237
Card-related fees	30	33	32	33	31	29	32	95	92
Other service fees	28	27	33	41	34	33	35	88	102
Brokerage revenue	39	48	48	54	41	54	40	135	135
Leasing revenue	30	34	35	36	41	46	55	99	142
Derivative gains (losses), net(1)	12	57	(49)	35	(5)	(7)	(23)	20	(35)
Principal investment gains (losses), net	4	(2)	15	42	24	20	10	17	54
Gain on divestitures	—	—	—	16	—	—	—	—	—
Securities (losses) gains, net	(77)	(11)	515	(4)	—	(1)	27	427	26
All other	(1)	12	61	13	36	42	26	72	104

Total Noninterest Income	$386	$431	$1,138	$597	$624	$764	$621	$1,955	$2,009

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue.
NONINTEREST EXPENSE
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Salaries, benefits, and other personnel	$563	$619	$659	$663	$642	$642	$633	$1,841	$1,917
Equipment	76	80	80	91	76	85	83	236	244
Net occupancy	83	84	88	84	77	76	78	255	231
Third-party services	103	87	82	101	81	89	86	272	256
Insurance expense	18	17	19	22	19	23	25	54	67
Telecommunications	18	20	19	15	18	19	18	57	55
Marketing and public relations	35	47	27	38	41	45	33	109	119
Leasing expense	23	22	25	24	28	33	34	70	95
Postage and supplies	30	31	36	38	34	33	41	97	108
Travel and entertainment	16	18	17	20	18	21	18	51	57
State and local taxes	8	12	17	15	19	23	20	37	62
Intangible asset amortization	20	20	20	25	20	19	17	60	56
Other real estate owned	122	61	49	25	17	13	10	232	40
Impairment, fraud, and other losses, net	134	1,098	(197)	337	257	14	6	1,035	277
All other	86	61	71	69	49	51	54	218	154

Total Noninterest Expense	$1,335	$2,277	$1,012	$1,567	$1,396	$1,186	$1,156	$4,624	$3,738

Memo:
Acquisition integration costs	$1	$13	$13	$19	$13	$20	$16	$27	$49

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Personal Accounts:
DDA and NOW deposit fees	$10	$9	$7	$8	$7	$8	$8	$26	$23
Savings and time deposit fees	3	3	3	3	3	3	3	9	9
Overdraft and NSF fees	131	118	103	121	111	108	93	352	312
Debit card interchange fees	42	46	40	39	36	34	32	128	102

Total personal account fees	186	176	153	171	157	153	136	515	446

Business accounts:
Deposit fees	5	6	4	5	5	5	5	15	15
Overdraft and NSF fees	17	14	14	14	15	14	13	45	42
Debit card interchange fees	6	7	5	5	6	5	4	18	15
Cash management fees	51	52	49	44	42	42	41	152	125

Total Business account fees	79	79	72	68	68	66	63	230	197

Other deposit service charges	8	5	5	10	4	4	5	18	13

Total Deposit Service Charges	$273	$260	$230	$249	$229	$223	$204	$763	$656

CARD-RELATED FEES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Credit card:
Credit limit exceed and stop payment fees	$3	$3	$4	$3	$4	$3	$3	$10	$10
Cash advance fees	4	4	3	2	3	3	2	11	8
Interchange fees	23	26	22	29	24	23	23	71	70
Reward programs and incentives	(12)	(11)	(9)	(13)	(12)	(12)	(10)	(32)	(34)
Other fees	(2)	(3)	(1)	(2)	(2)	(2)	(1)	(6)	(5)

Total credit card fees	16	19	19	19	17	15	17	54	49

Other:
Personal and business lines of credit fees	1	1	1	1	1	—	1	3	2
Home equity lines of credit	1	2	1	2	2	3	2	4	7
ATM fees	12	11	11	11	11	11	12	34	34

Total other card-related fees	14	14	13	14	14	14	15	41	43

Total Card-Related Fees	$30	$33	$32	$33	$31	$29	$32	$95	$92

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

Salaries and wages	$348	$349	$357	$364	$366	$354	$350	$1,054	$1,070
Incentive compensation	118	147	157	182	165	190	159	422	514
Deferred personnel costs	(35)	(28)	(24)	(63)	(76)	(88)	(75)	(87)	(239)
Stock-based compensation	15	13	19	16	15	22	23	47	60
Payroll taxes	31	35	48	30	35	36	49	114	120
Contract labor	38	33	29	49	41	35	32	100	108
Medical and other benefits	36	42	40	18	40	38	41	118	119
Retirement plans	21	22	31	16	31	32	37	74	100
Market valuation adjustments on deferred compensation liabilities	(18)	(8)	(18)	(14)	(3)	12	4	(44)	13
Severance and other	9	14	20	65	28	11	13	43	52

Total Salaries, Benefits, and Other Personnel Expense	$563	$619	$659	$663	$642	$642	$633	$1,841	$1,917

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

Line of business staff:
Retail Banking	15,240	15,293	15,238	15,015	15,092	13,694	13,468
Corporate Banking	2,448	2,457	2,506	2,454	2,516	2,424	2,449
Mortgage Banking	4,045	4,426	4,674	5,841	6,988	7,128	6,941
Asset Management	1,536	1,548	1,546	1,533	1,568	1,528	1,532
Exit Portfolios	87	90	91	3	207	455	419
Corporate support staff(2)	6,472	6,488	6,786	7,218	7,653	7,216	7,502

Total Employees	29,828	30,302	30,841	32,064	34,024	32,445	32,311

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.
MORTGAGE BANKING
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

National City Mortgage(NCM):
Loan origination — commission	1,662	1,845	1,954	2,370	2,674	2,675	2,646
Loan origination — non-commission	1,237	1,398	1,513	1,992	2,677	2,785	2,600

Total loan origination	2,899	3,243	3,467	4,362	5,351	5,460	5,246
Loan servicing	855	848	852	871	645	686	708
Indirect production	194	223	236	386	730	791	792
Corporate overhead and other	97	112	119	222	262	191	195

Total Mortgage Banking FTEs	4,045	4,426	4,674	5,841	6,988	7,128	6,941

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

LOAN LOSS ALLOWANCE
Beginning loan loss allowance	$3,434	$2,582	$1,762	$1,373	$1,136	$1,104	$1,131	$1,762	$1,131
Provision for loan losses	1,184	1,592	1,393	691	368	145	122	4,169	635
Charge-offs:
Commercial	48	42	26	43	17	14	12	116	43
Commercial leases	14	11	12	12	8	16	22	37	46
Commercial construction	85	39	19	18	10	5	5	143	20
Commercial real estate	23	23	8	19	7	3	3	54	13
Residential real estate*	292	414	271	90	58	50	60	977	168
Home equity*	216	189	172	76	47	25	31	577	103
Credit card and other unsecured lines of credit	57	55	53	36	29	28	35	165	92
Other consumer(2)	154	20	23	25	13	13	14	197	40

Total charge-offs	889	793	584	319	189	154	182	2,266	525

Recoveries:
Commercial	4	7	7	7	6	5	5	18	16
Commercial leases	5	7	7	4	3	6	6	19	15
Commercial construction	1	—	—	—	—	—	—	1	—
Commercial real estate	1	1	1	1	4	4	1	3	9
Residential real estate*	17	18	14	11	18	20	2	49	40
Home equity*	6	7	6	10	9	10	9	19	28
Credit card and other unsecured lines of credit	4	5	4	4	3	4	5	13	12
Other consumer	7	8	7	7	5	7	7	22	19

Total recoveries	45	53	46	44	48	56	35	144	139

Net charge-offs	844	740	538	275	141	98	147	2,122	386
Other(1)	(22)	—	(35)	(27)	10	(15)	(2)	(57)	(7)

Ending loan loss allowance	$3,752	$3,434	$2,582	$1,762	$1,373	$1,136	$1,104	$3,752	$1,373

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.55%	.44%	.24%	.47%	.17%	.12%	.11%	.41%	.13%
Commercial leases	.87	.35	.49	.73	.49	.94	1.63	.57	1.00
Commercial construction	3.94	1.70	.83	.80	.50	.25	.28	2.13	.35
Commercial real estate	.56	.60	.19	.49	.08	(.06)	.07	.45	.03
Residential real estate*	6.00	8.32	5.08	1.49	.85	.70	1.35	6.44	.96
Home equity*	3.23	2.76	2.49	.99	.63	.29	.43	2.82	.46
Credit card and other unsecured lines of credit	5.54	5.55	5.36	3.52	3.06	3.14	3.99	5.48	3.38
Other consumer	4.75	1.16	1.37	1.68	.67	.48	.50	4.27	.54

Total Net Charge-offs	2.67%	2.61%	1.88%	.96%	.54%	.39%	.61%	2.46%	.51%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$75	$67	$65	$54	$61	$63	$78	$65	$78
Net provision for losses on lending-related commitments(4)	(4)	8	2	11	(7)	(2)	(15)	6	(24)

Ending lending-related commitment allowance	$71	$75	$67	$65	$54	$61	$63	$71	$54

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Includes $126 million of accelerated losses for marine loans transferred to held for sale at fair value in September 2008.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

(4)	Included in impairment, fraud, and other losses on the consolidated income statement.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

PROVISION FOR LOAN LOSSES

Total Core Portfolios	$506	$512	$352	$300	$217	$103	$30	$1,370	$350
Exit Portfolios:
Residential real estate
Nonprime mortgage	153	338	249	171	37	35	66	740	138
Construction	(8)	244	318	—	—	—	—	554	—
Other first lien mortgages	162	53	53	—	—	—	—	268	—
Home equity Home equity lines of credit	132	161	193	130	74	6	18	486	98
Home equity installment	97	259	211	83	39	1	4	567	44
Other consumer loans	142	25	17	7	1	—	4	184	5

Total Exit Portfolios	678	1,080	1,041	391	151	42	92	2,799	285

Total Provision for Loan Losses	$1,184	$1,592	$1,393	$691	$368	$145	$122	$4,169	$635

NET CHARGE-OFFS
Core Portfolios:
Commercial loans and leases	$53	$39	$24	$44	$16	$19	$23	$116	$58
Commercial construction and Commercial real estate	106	61	26	36	13	4	7	193	24
Residential real estate	38	24	19	41	17	5	5	81	27
Home equity	34	32	43	14	10	6	11	109	27
Credit card and other secured lines of credit	53	50	49	32	26	24	30	152	80
Other consumer loans	6	3	4	9	4	2	2	13	8

Total Core Portfolios	290	209	165	176	86	60	78	664	224
Exit Portfolios:
Residential real estate
Nonprime mortgage	114	145	141	38	23	25	53	400	101
Construction	109	223	96	—	—	—	—	428	—
Other first lien mortgages	14	4	1	—	—	—	—	19	—
Home equity
Home equity lines of credit	88	74	64	27	21	7	10	226	38
Home equity installment	88	76	59	25	7	2	1	223	10
Other consumer loans(1)	141	9	12	9	4	4	5	162	13

Total Exit Portfolios	554	531	373	99	55	38	69	1,458	162

Total Net Charge-Offs	$844	$740	$538	$275	$141	$98	$147	$2,122	$386

ENDING LOAN LOSS ALLOWANCE
Core Portfolios:
Commercial loans and leases	$566	$517	$508	$461	$457	$415	$414
Commercial construction and Commercial real estate	562	491	326	263	239	191	172
Residential real estate	96	92	66	214	123	61	54
Home equity	162	131	108	77	74	69	60
Credit card and other secured lines of credit	316	256	180	163	160	144	138
Other consumer loans	13	10	6	8	10	12	9

Total Core Portfolios	1,715	1,497	1,194	1,186	1,063	892	847
Exit Portfolios:
Residential real estate
Nonprime mortgage	583	545	352	266	159	172	178
Construction	287	404	383	—	—	—	—
Other first lien mortgages	254	106	57	—	—	—	—
Home equity
Home equity lines of credit	448	404	317	188	86	33	34
Home equity installment	442	433	250	98	39	8	9
Other consumer loans	23	45	29	24	26	31	36

Total Exit Portfolios	2,037	1,937	1,388	576	310	244	257

Total Ending Loan Loss Allowance	$3,752	$3,434	$2,582	$1,762	$1,373	$1,136	$1,104

(1)	Includes $126 million of accelerated losses for marine loans transferred to held for sale at fair value in September 2008.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

NONPERFORMING ASSETS
Commercial	$270	$219	$218	$149	$142	$117	$107
Commercial leases	26	17	13	6	10	8	13
Commercial construction	728	626	387	301	234	108	119
Commercial real estate	400	294	239	189	181	138	118
Residential real estate:
Nonprime	451	441	435	119	86	75	68
Construction	440	420	496	145	67	8	10
Other*	512	397	320	157	124	107	100

Total residential real estate *	1,403	1,258	1,251	421	277	190	178

Home equity*	197	176	151	24	17	1	1
Total nonperforming portfolio loans	3,024	2,590	2,259	1,090	861	562	536
Other real estate owned (OREO):
Commercial	3	2	16	15	4	3	—
Residential real estate:
National City Mortgage and other	207	190	129	99	72	58	54
Secured by GNMA	76	75	62	58	58	56	67
Nonprime	219	261	261	242	179	157	136

Total real estate — residential	502	526	452	399	309	271	257

Other	—	—	20	10	11	10	6
Total OREO	505	528	488	424	324	284	263
Mortgage loans held for sale and other	8	8	5	9	26	2	2

Total Nonperforming Assets	$3,537	$3,126	$2,752	$1,523	$1,211	$848	$801

NONPERFORMING LOANS CORE AND EXIT PORTFOLIOS
Core Portfolios:
Commercial loans and leases	$296	$236	$231	$155	$152	$125	$120
Commercial construction and Commercial real estate	1,128	920	626	490	415	246	237
Residential real estate	303	261	270	302	191	115	110
Home equity	13	16	13	19	15	1	1

Total Core Portfolios	1,740	1,433	1,140	966	773	487	468

Exit Portfolios:
Residential real estate
Nonprime	451	441	435	119	86	75	68
Construction	440	420	496	—	—	—	—
Other first lien mortgages	209	136	50	—	—	—	—
Home equity
Home equity lines of credit	98	92	80	4	2	—	—
Home equity installment	86	68	58	1	—	—	—

Total Exit Portfolios	1,284	1,157	1,119	124	88	75	68

Total Nonperforming Loans	$3,024	$2,590	$2,259	$1,090	$861	$562	$536

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	3.19%	2.74%	2.37%	1.31%	1.08%	.85%	.80%
Nonperforming assets to period-end total assets	2.44	2.03	1.77	1.02	.79	.60	.58
Loan loss allowance to nonperforming portfolio loans	124.07	132.59	114.25	161.55	159.42	202.16	206.08
Loan loss allowance to period-end portfolio loans	3.40	3.03	2.23	1.52	1.23	1.14	1.11
Loan loss allowance (period-end) to annualized net charge-offs	111.78	115.45	119.22	161.24	245.43	291.06	184.68

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST(1)
Commercial	$23	$25	$71	$38	$42	$45	$46
Commercial leases	2	3	1	—	—	—	—
Commercial construction	93	44	84	87	66	66	30
Commercial real estate	48	102	76	51	57	38	31
Residential real estate(2):
Nonprime	336	397	513	808	734	619	644
Construction	29	9	—	302	163	95	51
Other*	455	445	431	390	230	143	111

Total residential real estate*	820	851	944	1,500	1,127	857	806

Home equity(2)*	60	55	52	158	80	38	55
Credit card and other unsecured lines of credit	52	51	54	46	34	28	35
Other consumer	10	16	16	17	11	9	10
Mortgage loans held for sale and other	13	9	15	16	43	28	19

Total Loans 90+ Days Past Due	$1,121	$1,156	$1,313	$1,913	$1,460	$1,109	$1,032

Total Loans 30-89 Days Past Due	$2,647	$2,691	$2,911	$2,740	$2,750	$2,159	$2,245

Loans 90+ days past due to period-end portfolio and held for sale loans	.99%	1.00%	1.09%	1.59%	1.18%	.97%	.94%

LOANS 90+ DAYS PAST DUE: CORE AND EXIT PORTFOLIOS
Core Portfolios:
Commercial loans and leases	$25	$28	$72	$38	$42	$45	$46
Commercial construction and Commercial real estate	141	146	160	138	123	104	61
Residential real estate	301	308	253	692	393	238	162
Home equity	60	55	52	56	36	23	33
Credit card and other unsecured lines of credit	52	51	54	46	34	28	35
Other consumer	3	5	5	17	11	9	10

Total Core Portfolios	582	593	596	987	639	447	347

Exit Portfolios:
Residential real estate
Nonprime	336	397	513	808	734	619	644
Construction	29	9	—	—	—	—	—
Other first lien mortgages	154	137	178	—	—	—	—
Home equity
Home equity lines of credit	—	—	—	62	29	13	21
Home equity installment	—	—	—	40	15	2	1
Other consumer loans	7	11	11	—	—	—	—

Total Exit Portfolios	526	554	702	910	778	634	666
Mortgage loans held for sale and other	13	9	15	16	43	28	19

Total Loans 90+ Days Past Due	$1,121	$1,156	$1,313	$1,913	$1,460	$1,109	$1,032

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement(3)	$1,038	$1,120	$1,238	$1,402	$1,556	$1,749	$2,084
First liens with lender paid mortgage insurance(4)	1,006	1,111	1,225	1,374	1,532	1,676	1,782
Second liens with lender paid mortgage insurance(4)	895	1,030	1,228	1,462	1,647	1,876	1,983

(1)	Amounts exclude GNMA insured loans.

(2)	In 2008, certain loans were classified as nonperforming at 90 days past due.

(3)	The Corporation has a credit risk transfer agreement on certain nonprime (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(4)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF SEPTEMBER 30, 2008
($ in millions)

		As a Percentage of
	Amount	Total
Description	Outstanding	Nonperforming Assets
Residential Land Development, Single Family Home Construction & Condominium Construction	$55	1.6%
Retail and Residential Land Development and Construction	39	1.1%
Apartment Construction	39	1.1%
Working Capital and Fixed Asset Financing	33	0.9%
Retail, Office, and Residential Land Development	32	0.9%
Residential Land Development	31	0.9%
Residential Land Development	26	0.7%
Multi-Purpose Land Development & Condominium Construction	25	0.7%
Residential Land Development & Condominium Construction	24	0.7%
Multi-Purpose Land Development, Single Family Home & Commercial Construction	21	0.6%

	$325	9.2%

Total nonperforming assets	$3,537	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		3.19%
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF SEPTEMBER 30, 2008
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$19,342	33%	$1.2	$122
Consumer cyclical	9,908	17%	1.2	88
Industrial	7,372	12%	1.5	107
Consumer noncyclical	6,656	11%	.7	44
Basic materials	4,668	8%	2.1	90
Financial	4,219	7%	2.5	70
Services	2,062	3%	.5	63
Energy and utilities	1,230	2%	1.6	63
Technology	538	1%	2.9	57
Miscellaneous	3,538	6%	.4	150

Total commercial, commercial leases, commercial real estate, and commercial construction	$59,533	100%

(1)	Based on Standard Industrial Classification System codes.

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
Average Total Deposits (1)	$75,717	$75,475	$72,981	$72,667	$67,205	$63,738	$61,971	$74,728	$64,324

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,325	$3,517	$3,459	$3,408	$3,301	$3,384	$3,321	$3,433	$3,335
Number of accounts(3)	1,916	1,913	1,915	1,804	1,816	1,796	1,782

Interest Bearing Checking
Average total balance	$9,160	$9,566	$9,492	$9,304	$8,890	$8,997	$8,855	$9,405	$8,914
Number of accounts(3)	1,238	1,226	1,221	1,149	1,165	1,175	1,183

Money Market Savings
Average total balance	$17,495	$18,611	$19,484	$18,607	$16,906	$15,817	$15,054	$18,526	$15,933
Number of accounts(3)	1,693	1,640	1,587	1,455	1,357	1,228	1,090

Regular savings
Average total balance	$2,387	$2,542	$2,590	$2,633	$2,148	$2,027	$2,040	$2,506	$2,072
Number of accounts(3)	459	482	504	492	517	551	575

Business Deposits:
Average total balance	$8,738	$9,309	$9,519	$9,916	$9,454	$9,116	$8,933	$9,187	$9,170
Number of accounts(3)	473	473	471	450	447	441	434

Time Deposits:
Average total balance	$34,459	$31,793	$28,278	$28,620	$26,325	$24,206	$23,601	$31,521	$24,720
Number of accounts(3)	1,387	1,339	1,233	1,092	1,153	1,150	1,137

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)(6)	998	1,083	1,988	3,179	5,617	6,946	5,716
Other(7)	6,031	6,445	5,839	6,557	8,496	8,363	6,021
Home equity(6) and other lines of credit	20,831	22,303	28,715	30,920	21,123	22,074	17,123

Total Consumer Loan Originations	27,860	29,831	36,542	40,656	35,236	37,383	28,860

BANK BRANCHES
Traditional	1,406	1,409	1,412	1,415	1,409	1,324	1,320
In-store	28	28	29	31	33	33	37

Total Bank Branches	1,434	1,437	1,441	1,446	1,442	1,357	1,357

ATMs	2,186	2,194	2,226	2,223	2,225	2,101	2,098

Online Banking Customers	2,545,168	2,312,280	2,089,516	2,207,194	2,053,894	1,872,661	1,760,334

SELECTED LOAN METRICS
Student loans (other consumer)(8)
End of period balances	$1,142	$793	$833	$584	$490	$233	$915
Average balances	926	827	779	522	359	873	901	$848	$709
Principal balance of loans sold	28	146	20	66	80	785	83	194	948
Gain on loan sales	1	2	—	1	1	15	1	3	17

National City Card Services (NCCS)
Average balances:
Credit cards	$1,542	$1,635	$1,706	$1,561	$1,361	$1,172	$1,463	$1,628	$1,331
Securitized credit cards(9)	1,824	1,590	1,450	1,450	1,450	1,450	1,082	1,622	1,329

Total Average Managed NCCS Credit Cards	$3,366	$3,225	$3,156	$3,011	$2,811	$2,622	$2,545	$3,250	$2,660

(1)	Restated to reflect the reassignment of certain deposits with the Corporate Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007. Additionally, includes amounts associated with the MAF acquisition beginning first quarter 2008.

(5)	Represents closed-end home equity installment loans included in home equity portfolio loans on the consolidated balance sheet.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Represents other secured installment loans.

(8)	Includes loans held in portfolio and loans held for sale.

(9)	Securitized credit cards are managed by the Retail Banking business unit. See page 11 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$61,004	$62,851	$64,511	$65,587	$64,560	$62,186	$61,369	$64,511	$61,369
Acquisitions	—	—	—	—	—	—	99	—	99
Estimated change due to market impact	(3,013)	192	(2,572)	(641)	1,425	2,293	915	(5,393)	4,633
Other activity, net	(264)	(2,039)	912	(435)	(398)	81	(197)	(1,391)	(514)

Value at end of period	57,727	61,004	62,851	64,511	65,587	64,560	62,186	57,727	65,587

Non-managed assets:
Value at beginning of period	47,546	49,276	50,283	51,277	52,886	51,729	50,823	50,283	50,823
Acquisitions	—	—	—	—	—	—	19	—	19
Estimated change due to market impact	(2,448)	(526)	(2,603)	(619)	281	1,563	990	(5,577)	2,834
Other activity, net	(468)	(1,204)	1,596	(375)	(1,890)	(406)	(103)	(76)	(2,399)

Value at end of period	44,630	47,546	49,276	50,283	51,277	52,886	51,729	44,630	51,277

Total assets at end of period	$102,357	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915	$102,357	$116,864

Proprietary mutual fund assets (included above)	$13,321	$13,266	$13,960	$13,354	$13,492	$13,339	$13,247

Assets under administration represented by:
Type of investment:
Money market and other	$65,103	$36,010	$36,661	$31,167	$31,364	$31,774	$30,769
Equity	21,038	50,477	52,500	57,920	60,649	60,843	59,066
Fixed income	16,216	22,063	22,966	25,707	24,851	24,829	24,080

Total	$102,357	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915

Type of business:
Investment management and personal trust	$54,636	$57,264	$58,460	$60,694	$61,480	$60,942	$58,957
Corporate trust	17,470	17,934	19,299	17,986	17,562	18,051	17,319
Retirement plan services	13,589	15,124	15,956	16,526	17,270	17,546	17,123
Charitable and endowment	6,941	7,573	7,593	7,976	8,280	8,680	8,692
Other	9,721	10,655	10,819	11,612	12,272	12,227	11,824

Total	$102,357	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915

Percentage of assets under administration represented by:
Type of investment:
Money market and other	64%	33%	33%	27%	27%	27%	27%
Equity	20%	47%	47%	51%	52%	52%	52%
Fixed income	16%	20%	20%	22%	21%	21%	21%

Type of business:
Investment management and personal trust	53%	53%	52%	53%	53%	52%	52%
Corporate trust	17%	16%	17%	16%	15%	15%	15%
Retirement plan services	13%	14%	14%	14%	15%	15%	15%
Charitable and endowment	7%	7%	7%	7%	7%	7%	8%
Other	10%	10%	10%	10%	10%	11%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
LOAN SALE REVENUE BY LOAN TYPE(1)
Commercial real estate	$10	$18	$16	$9	$10	$10	$16	$44	$36
Commercial	(2)	—	2	3	(2)	—	—	—	(2)
Residential real estate:
National City Mortgage (NCM)	16	(62)	74	(136)	(71)	77	53	28	59
First Franklin	—	—	—	—	—	—	(23)	—	(23)

Total residential real estate	16	(62)	74	(136)	(71)	77	30	28	36
Other consumer loans:
Home equity lines of credit	(6)	(27)	(3)	(17)	(8)	(12)	4	(36)	(16)
Home equity installment	(5)	(46)	(7)	(12)	(7)	17	17	(58)	27
Credit card	6	19	7	3	3	3	7	32	13
Student	—	4	—	1	1	15	1	4	17

Total Loan Sale Revenue	$19	($94)	$89	($149)	($74)	$110	$75	$14	$111

SERVICING REVENUE BY LOAN TYPE
Commercial real estate	($10)	$2	$3	$2	$3	$3	$4	($5)	$10
Residential real estate-National City Mortgage	(107)	(89)	(26)	69	114	49	(6)	(222)	157
Other consumer loans	42	40	39	44	42	44	34	121	120

Total Loan Servicing Revenue, net	($75)	($47)	$16	$115	$159	$96	$32	($106)	$287

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$142	$141	$143	$143	$134	$128	$129	$426	$391
Servicing asset valuation changes due to time decay and payoffs	(60)	(84)	(110)	(85)	(84)	(89)	(86)	(254)	(259)
Other servicing asset valuation changes(2)	(321)	297	(216)	(111)	(89)	315	(55)	(240)	171
Gains (losses) on derivatives and securities used to hedge servicing assets	132	(443)	157	122	153	(305)	6	(154)	(146)

Total residential real estate servicing revenue, net	($107)	($89)	($26)	$69	$114	$49	($6)	($222)	$157

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$6,162	$7,816	$13,299	$14,271	$21,185	$24,718	$22,366	$27,277	$68,269

Originations:
Retail	$3,610	$5,273	$6,821	$5,090	$6,245	$7,755	$6,680	$15,704	$20,680
Wholesale	—	1	572	3,489	5,639	6,483	5,153	573	17,275
Less: loan originations for portfolio and other units	(98)	(192)	(436)	(425)	(880)	(1,248)	(1,085)	(726)	(3,213)

Total originations for sale	$3,512	$5,082	$6,957	$8,154	$11,004	$12,990	$10,748	$15,551	$34,742

Percentage of originations represented by:
Refinances	31%	47%	66%	51%	45%	50%	58%	52%	51%
Government loans	48%	35%	17%	13%	8%	6%	5%	30%	6%
Adjustable-rate loans	9%	8%	13%	11%	19%	21%	26%	10%	22%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
Virginia	12%	12%	11%	7%	7%	7%	9%	11%	8%
Illinois	11%	13%	13%	9%	8%	7%	7%	13%	8%
Maryland	9%	9%	9%	7%	7%	7%	8%	9%	8%
Ohio	8%	7%	7%	—	—	—	—	7%	—
California	8%	—	7%	13%	15%	16%	17%	7%	16%

LOAN SALES:
Loans sold servicing retained	$3,543	$6,146	$6,852	$11,740	$9,583	$9,727	$8,601	$16,541	$27,911
Loans sold servicing released	153	129	153	234	455	770	669	435	1,894

Total Loan Sales	$3,696	$6,275	$7,005	$11,974	$10,038	$10,497	$9,270	$16,976	$29,805

LOAN SALE REVENUE COMPONENTS:
Fair value changes/gain on sales(1)	$24	($56)	$110	($124)	($23)	$48	$70	$78	$95
Estimated effect of delayed delivery(2)	(10)	(13)	(15)	(6)	(7)	(4)	(6)	(38)	(17)
Hedge results(3)	(5)	(7)	(27)	4	(83)	3	(14)	(39)	(94)
Disallowed valuation adjustments(4)	—	—	—	(15)	37	25	(1)	—	61
Other (5)	7	14	6	5	5	5	4	27	14

Total Loan Sale Revenue	$16	($62)	$74	($136)	($71)	$77	$53	$28	$59

Gain (loss) on sale percentage (equals gain on sale/$ volume of loans sold for period)	.67%	(.90)%	1.57%	(1.05)%	(.23)%	.46%	.75%	.46%	.32%

(1)	Effective 1/1/2008, National City adopted fair value accounting for held for sale residential real estate. Represents fee income, sales gains/losses, and servicing value of loans originated and sold, net of direct originations costs for periods prior to the adoption of fair value accounting.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Fair value at beginning of period	$2,625	$2,312	$2,526	$2,503	$2,468	$2,090	$2,094	$2,526	$2,094
Acquisitions	—	—	—	(1)	37	—	7	—	44
Additions	52	100	112	220	171	152	130	264	453
Time decay(1) & payoffs(2)	(60)	(84)	(110)	(85)	(84)	(89)	(86)	(254)	(259)
Changes in model valuation inputs or assumptions(3)	(321)	297	(216)	(111)	(89)	315	(55)	(240)	171

Fair Value at End of Period	$2,296	$2,625	$2,312	$2,526	$2,503	$2,468	$2,090	$2,296	$2,503

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.31%	1.49%	1.30%	1.41%	1.44%	1.47%	1.27%

Servicing asset capitalization rate	1.47%	1.63%	1.63%	1.87%	1.78%	1.56%	1.51%	1.60%	1.62%

Servicing prepayment rate (annualized)	8%	13%	16%	10%	11%	14%	13%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$176,465	$177,857	$179,437	$173,682	$167,357	$164,733	$162,264	$179,437	$162,264
Acquisitions	—	—	—	—	3,084	—	415	—	3,499
Additions	3,543	6,146	6,852	11,740	9,583	9,727	8,601	16,541	27,911
Payments	(3,381)	(5,523)	(7,009)	(4,431)	(4,524)	(5,928)	(5,346)	(15,913)	(15,798)
Other reductions(4)	(1,281)	(2,015)	(1,423)	(1,554)	(1,818)	(1,175)	(1,201)	(4,719)	(4,194)

Ending balance	$175,346	$176,465	$177,857	$179,437	$173,682	$167,357	$164,733	$175,346	$173,682

Servicing portfolio composition (UPB):
Conventional	$112,520	$113,353	$113,924	$114,326	$108,126	$101,853	$99,895
Government	20,999	20,075	19,271	19,332	19,033	19,151	19,543
Jumbo and other	41,827	43,037	44,662	45,779	46,523	46,353	45,295

Total mortgage loans serviced for third parties	$175,346	$176,465	$177,857	$179,437	$173,682	$167,357	$164,733

Servicing portfolio metrics:

Number of loans	1,084,219	1,089,373	1,097,184	1,106,018	1,078,996	1,050,749	1,044,233
Average loan size	$161,726	$161,988	$162,103	$162,237	$160,966	$159,274	$157,755
Weighted-average note rate	6.03%	6.03%	6.04%	6.05%	6.00%	5.96%	5.93%
Weighted-average servicing fee	30 bps	30 bps	30 bps	30 bps	29 bps	29 bps	29 bps
Weighted-average age in months	40	39	37	35	34	33	32
Default rate(5)	5.82%	4.88%	4.30%	4.44%	4.03%	3.25%	2.76%

(1)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(2)	Represents decrease in MSR value associated with loans that paid off during the period.

(3)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(4)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(5)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2008			2007
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Corporate Banking	$20	$32	$22	$19	$17	$14	$14
Retail Banking	10,491	10,355	10,110	9,912	9,660	8,288	8,233
Asset Management	747	726	680	653	637	623	626

Total period-end balances HELOCs	$11,258	$11,113	$10,812	$10,584	$10,314	$8,925	$8,873

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	5.15%	5.19%	6.02%	7.39%	8.07%	8.02%	8.04%

Weighted-average credit score(2)(3)	734	735	734	735	736	736	735
Weighted-average cumulative loan-to-value ratio (4)	75.00%	75.20%	75.19%	74.83%	73.73%	73.93%	72.05%
Utilization rate	53%	58%	51%	50	48%	47%	41%
Net charge-offs	$22	$20	$31	$9	$5	$6	$7
Loans 90 days past due	38	36	34	29	19	13	13
Insured balances (5)	495	497	468	588	462	332	257

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Corporate Banking	$2	$2	$2	$2	$3	$2	$3
Retail Banking	4,481	4,630	4,851	5,017	5,097	4,984	4,888
Asset Management	104	107	119	127	123	122	120

Total period-end balances HELOANs	$4,587	$4,739	$4,972	$5,146	$5,223	$5,108	$5,011

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.96%	6.97%	6.98%	6.97%	6.95%	6.88%	6.82%
Weighted-average credit score(2)(3)	733	733	733	735	730	730	730
Weighted-average cumulative loan-to-value ratio (4)	72.66%	72.57%	72.43%	72.24%	71.52%	71.16%	70.74%
Net charge-offs	$9	$9	$10	$5	$4	—	$4
Loans 90 days past due	19	15	15	12	9	$8	4
Insured balances (5)	341	352	361	346	319	236	180

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5)	Represents the principal balance of loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
Retail Banking

Net interest income (TE)	$662,814	$627,364	$630,057	$621,586	$573,333	$548,611	$539,236	$1,920,235	$1,661,180
Provision for loan losses	232,693	144,097	219,345	97,782	69,674	57,588	64,060	596,135	191,322

Net interest income after provision	430,121	483,267	410,712	523,804	503,659	491,023	475,176	1,324,100	1,469,858
Noninterest income	330,323	317,160	290,371	332,177	288,439	300,677	267,453	937,854	856,569
Noninterest expense	538,204	550,027	534,723	565,097	507,989	474,372	462,214	1,622,954	1,444,575

Income before taxes	222,240	250,400	166,360	290,884	284,109	317,328	280,415	639,000	881,852
Income tax expense and TE adjustment	90,256	100,900	68,983	116,898	112,531	124,159	110,206	260,139	346,896

Net income	$131,984	$149,500	$97,377	$173,986	$171,578	$193,169	$170,209	$378,861	$534,956

Unusual items (pretax)
LPMI reinsurance expense	—	—	($2,791)	($15,547)	($15,077)	($15,159)	($2,643)	($2,791)	($32,879)
Securities gains (losses), net	—	—	396	—	(40)	—	—	396	(40)
Gain on sale of Illinios Quad Cities branches	—	—	—	16,493	—	—	—	—	—

Total	—	—	($2,395)	$946	($15,117)	($15,159)	($2,643)	($2,395)	($32,919)

Unusual items (after tax)
LPMI reinsurance expense	—	—	($1,814)	($10,105)	($9,800)	($9,853)	($1,718)	($1,814)	($21,371)
Securities gains (losses), net	—	—	257	—	(26)	—	—	257	(26)
Gain on sale of Illinios Quad Cities branches	—	—	—	10,720	—	—	—	—	—

Total	—	—	($1,557)	$615	($9,826)	($9,853)	($1,718)	($1,557)	($21,397)

Average assets	$32,575	$32,569	$32,565	$32,124	$29,248	$28,140	$27,830	$32,570	$28,411
Average equity	5,370	5,236	5,092	4,930	4,130	3,729	3,603	5,233	3,823
Average core deposits	75,252	74,969	72,401	71,930	66,483	63,001	61,231	74,211	63,591
Average total deposits	75,717	75,475	72,981	72,667	67,205	63,738	61,971	74,728	64,324
Return on average assets	1.61%	1.85%	1.20%	2.15%	2.33%	2.75%	2.48%	1.55%	2.52%
Return on average equity	9.78	11.48	7.69	14.00	16.48	20.78	19.16	9.67	18.71
Efficiency ratio	54.19	58.23	58.10	59.25	58.94	55.86	57.30	56.78	57.37

Corporate Banking

Net interest income (TE)	$334,310	$344,579	$379,207	$399,984	$394,772	$391,853	$403,746	$1,058,096	$1,190,371
Provision (benefit) for loan losses	255,568	279,985	145,001	91,799	81,897	36,135	(16,435)	680,554	101,597

Net interest income after provision	78,742	64,594	234,206	308,185	312,875	355,718	420,181	377,542	1,088,774
Noninterest income	106,330	152,739	165,512	206,808	156,335	174,333	168,497	424,581	499,165
Noninterest expense	228,569	1,338,236	251,741	272,903	228,302	243,731	225,494	1,818,546	697,527

(Loss) income before taxes	(43,497)	(1,120,903)	147,977	242,090	240,908	286,320	363,184	(1,016,423)	890,412
Income tax (benefit) expense and TE adjustment	(16,219)	(14,399)	56,023	91,046	90,714	108,283	137,672	25,405	336,669

Net (loss) income	($27,278)	($1,106,504)	$91,954	$151,044	$150,194	$178,037	$225,512	($1,041,828)	$553,743

Unusual items (pretax)
Goodwill impairment charges	—	($1,079,680)	—	—	—	—	—	($1,079,680)	—
MSR impairment	($14,312)	—	—	—	—	—	—	(14,312)	—
Principal investment gains (losses)	3,878	(1,274)	$14,672	$41,434	$24,103	$19,865	$10,122	17,276	$54,090
Securities gains (losses), net	164	(2,454)	—	10	746	(1)	22	(2,290)	767

Total	($10,270)	($1,083,408)	$14,672	$41,444	$24,849	$19,864	$10,144	($1,079,006)	$54,857

Unusual items (after tax)
Goodwill impairment charges	—	($1,079,680)	—	—	—	—	—	($1,079,680)	—
MSR impairment	($9,303)	—	—	—	—	—	—	(9,303)	—
Principal investment gains (losses)	2,521	(828)	$9,537	$26,932	$15,667	$12,912	$6,579	11,230	$35,158
Securities gains (losses), net	107	(1,595)	—	7	485	(1)	14	(1,488)	498

Total	($6,675)	($1,082,103)	$9,537	$26,939	$16,152	$12,911	$6,593	($1,079,241)	$35,656

Average assets	$56,741	$59,188	$59,154	$57,274	$54,372	$52,779	$51,682	$58,355	$52,954
Average equity	4,559	5,573	5,627	5,284	5,068	4,889	4,861	5,250	4,940
Average core deposits	7,497	8,028	8,695	9,188	9,062	8,853	9,256	8,071	9,056
Average total deposits	14,199	15,510	17,569	19,331	19,301	18,860	19,239	15,753	19,134
Return on average assets	(.19)%	(7.52)%	.63%	1.05%	1.10%	1.35%	1.77%	(2.38)%	1.40%
Return on average equity	(2.38)	(79.85)	6.57	11.34	11.76	14.61	18.82	(26.50)	14.99
Efficiency ratio	51.87	269.09	46.21	44.97	41.43	43.05	39.41	122.65	41.29

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
Mortgage Banking

Net interest income (TE)	$40,329	$53,097	$57,284	$83,840	$86,375	$94,004	$81,022	$150,710	$261,401
Provision for loan losses	35,257	53,218	28,086	129,396	76,610	11,509	6,247	116,561	94,366

Net interest income (expense) after provision	5,072	(121)	29,198	(45,556)	9,765	82,495	74,775	34,149	167,035
Noninterest income	(88,399)	(124,572)	61,419	(57,360)	57,162	155,960	66,323	(151,552)	279,445
Noninterest expense	197,447	185,584	212,402	374,802	267,510	200,424	182,690	595,433	650,624

(Loss) income before taxes	(280,774)	(310,277)	(121,785)	(477,718)	(200,583)	38,031	(41,592)	(712,836)	(204,144)
Income tax (benefit) expense and TE adjustment	(106,147)	(117,300)	(46,050)	(131,402)	(75,835)	14,362	(15,737)	(269,497)	(77,210)

Net (loss) income	($174,627)	($192,977)	($75,735)	($346,316)	($124,748)	$23,669	($25,855)	($443,339)	($126,934)

Average assets	$13,029	$13,683	$14,801	$22,438	$21,271	$18,742	$16,796	$13,835	$18,953
Average equity	1,345	999	1,082	1,240	737	737	794	1,143	756
Average core deposits	3,118	3,618	3,457	3,107	3,286	3,416	3,050	3,397	3,252
Average total deposits	3,129	3,630	3,492	3,118	3,304	3,442	3,078	3,416	3,275
Return on average assets	(5.33)%	(5.67)%	(2.06)%	(6.12)%	(2.33)%	.51%	(.62)%	(4.28)%	(.90)%
Return on average equity	(51.66)	(77.72)	(28.14)	(110.80)	(67.20)	12.89	(13.21)	(51.83)	(22.46)
Efficiency ratio	(410.76)	(259.65)	178.94	1,415.41	186.37	80.18	123.99	(70,783.38)	120.30

Unusual items (pretax)
Goodwill impairment charges	—	—	—	($180,716)	—	—	—	—	—
Asset impairment	—	—	—	—	($43,640)	—	—	—	($43,640)
Settlement of litigation	—	—	—	—	(25,000)	—	—	—	(25,000)
Severance and related charges	($183)	($2,737)	($7,183)	(17,454)	(10,061)	—	—	($10,103)	(10,061)

Total	($183)	($2,737)	($7,183)	($198,170)	($78,701)	—	—	($10,103)	($78,701)

Unusual items (after tax)
Goodwill impairment charges	—	—	—	($161,589)	—	—	—	—	—
Asset impairment	—	—	—	—	($28,366)	—	—	—	($28,366)
Settlement of litigation	—	—	—	—	(16,250)	—	—	—	(16,250)
Severance and related charges	($119)	($1,779)	($4,669)	(11,345)	(6,540)	—	—	($6,567)	(6,540)

Total	($119)	($1,779)	($4,669)	($172,934)	($51,156)	—	—	($6,567)	($51,156)

Asset Management

Net interest income (TE)	$27,257	$31,217	$32,940	$35,094	$34,103	$34,550	$34,838	$91,414	$103,491
Provision for loan losses	9,044	3,844	7,473	2,352	7,544	1,741	551	20,361	9,836

Net interest income after provision	18,213	27,373	25,467	32,742	26,559	32,809	34,287	71,053	93,655
Noninterest income	84,792	93,850	96,040	97,646	92,745	100,711	89,107	274,682	282,563
Noninterest expense	91,142	89,166	90,586	92,289	85,773	86,489	80,214	270,894	252,476

Income before taxes	11,863	32,057	30,921	38,099	33,531	47,031	43,180	74,841	123,742
Income tax expense and TE adjustment	4,484	12,118	11,688	14,401	12,675	17,778	16,322	28,290	46,775

Net income	$7,379	$19,939	$19,233	$23,698	$20,856	$29,253	$26,858	$46,551	$76,967

Average assets	$4,512	$4,558	$4,509	$4,361	$4,303	$4,221	$4,112	$4,526	$4,213
Average equity	478	469	456	450	426	434	438	467	433
Average core deposits	2,150	2,731	3,019	3,031	2,753	2,685	2,565	2,632	2,669
Average total deposits	2,421	3,039	3,325	3,328	3,026	2,935	2,792	2,927	2,918
Return on average assets	.65%	1.76%	1.72%	2.16%	1.92%	2.78%	2.65%	1.37%	2.44%
Return on average equity	6.15	17.11	16.98	20.89	19.42	27.03	24.86	13.31	23.78
Efficiency ratio	81.34	71.29	70.23	69.53	67.62	63.94	64.72	74.00	65.40

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
Exit Portfolios

Net interest income (TE)	$134,757	$139,433	$187,302	$142,279	$158,994	$175,829	$179,751	$461,492	$514,574
Provision for loan losses	686,441	1,080,615	1,040,612	391,343	151,399	42,270	92,218	2,807,668	285,887

Net interest (expense) income after provision	(551,684)	(941,182)	(853,310)	(249,064)	7,595	133,559	87,533	(2,346,176)	228,687
Noninterest income	1,983	(67,255)	1,295	(17,547)	3,110	28,649	11,846	(63,977)	43,605
Noninterest expense	101,664	80,126	79,641	34,663	57,064	63,001	77,903	261,431	197,968

(Loss) income before taxes	(651,365)	(1,088,563)	(931,656)	(301,274)	(46,359)	99,207	21,476	(2,671,584)	74,324
Income tax (benefit) expense and TE adjustment	(246,439)	(411,477)	(352,166)	(113,882)	(17,523)	37,500	8,096	(1,010,082)	28,073

Net (loss) income	($404,926)	($677,086)	($579,490)	($187,392)	($28,836)	$61,707	$13,380	($1,661,502)	$46,251

Average assets	$19,838	$22,000	$24,596	$21,746	$23,101	$23,000	$23,580	$22,136	$23,225
Average equity	2,204	2,346	2,019	1,377	1,173	1,016	1,001	2,190	1,064
Average core deposits	12	(248)	3	1	4	2	11	(77)	6
Average total deposits	53	(210)	34	25	51	155	228	(41)	144
Return on average assets	(8.12)%	(12.38)%	(9.48)%	(3.42)%	(.50)%	1.08%	.23%	(10.03)%	.27%
Return on average equity	(73.08)	(116.10)	(115.42)	(54.00)	(9.75)	24.37	5.42	(101.35)	5.81
Efficiency ratio	74.35	111.01	42.23	27.79	35.20	30.81	40.66	65.77	35.47

Unusual items (pretax)
Securities gains (losses), net	$591	—	—	—	—	—	—	$591	—
Severance and related charges	—	—	—	—	($8,475)	—	—	—	($8,475)

Total	$591	—	—	—	($8,475)	—	—	$591	($8,475)

LPMI reinsurance expense reclass to provision	—	—	$2,791	$15,547	$15,077	$15,159	$2,643	$2,791	$32,879

Unusual items (after tax)
Securities gains (losses), net	$384	—	—	—	—	—	—	$384	—
Severance and related charges	—	—	—	—	($5,509)	—	—	—	($5,509)

Total	$384	—	—	—	($5,509)	—	—	$384	($5,509)

Parent and Other

Net interest (expense) income (TE)	($175,633)	($174,662)	($217,553)	($174,320)	($145,674)	($148,761)	($120,311)	($567,848)	($414,746)
(Benefit) provision for loan losses	(35,137)	30,290	(47,073)	(22,040)	(18,361)	(4,703)	(24,673)	(51,920)	(47,737)

Net interest (expense) income after provision	(140,496)	(204,952)	(170,480)	(152,280)	(127,313)	(144,058)	(95,638)	(515,928)	(367,009)
Noninterest income	(49,223)	59,045	523,804	35,169	26,418	4,208	17,295	533,626	47,921
Noninterest expense	178,084	33,437	(157,033)	226,770	249,660	118,237	127,723	54,488	495,620

(Loss) income before taxes	(367,803)	(179,344)	510,357	(343,881)	(350,555)	(258,087)	(206,066)	(36,790)	(814,708)
Income tax (benefit) expense and TE adjustment	(105,866)	(229,990)	234,373	(196,025)	(142,506)	(118,856)	(115,174)	(101,483)	(376,536)

Net (loss) income	($261,937)	$50,646	$275,984	($147,856)	($208,049)	($139,231)	($90,892)	$64,693	($438,172)

Unusual items (pretax)
Severance and related charges	($2,162)	($3,188)	($4,665)	($48,786)	($4,920)	($2,245)	($6,319)	($10,015)	($13,484)
VISA IPO gain	—	—	532,102	—	—	—	—	532,102	—
VISA indemnification liability	(87,000)	—	240,000	(132,000)	(157,000)	—	—	153,000	(157,000)
Land development impairment	(27,552)	—	(13,384)	—	—	—	—	(40,936)	—
Derivative gains	5,205	42,280	—	—	—	—	—	47,485	—
Securities (losses) gains, net	(77,297)	(8,803)	(17,496)	(4,693)	122	(1,313)	26,963	(103,596)	25,772

Total	($188,806)	$30,289	$736,557	($185,479)	($161,798)	($3,558)	$20,644	$578,040	($144,712)

Unusual items (after tax)
Severance and related charges	($1,405)	($2,072)	($3,032)	($31,711)	($3,198)	($1,459)	($4,107)	($6,509)	($8,764)
Tax accrual adjustments	2,225	(364,438)	(5,136)	14,964	(5,090)	(12,357)	7,158	(367,349)	(10,289)
VISA IPO gain	—	—	345,866	—	—	—	—	345,866	—
VISA indemnification liability	(56,550)	—	156,000	(85,800)	(108,000)	—	—	99,450	(108,000)
Land development impairment	(17,909)	—	(8,700)	—	—	—	—	(26,609)	—
Derivative gains	3,383	27,482	—	—	—	—	—	30,865	—
Securities (losses) gains, net	(50,243)	(5,722)	(11,372)	(3,050)	79	(853)	17,526	(67,337)	16,752

Total	($120,499)	($344,750)	$473,626	($105,597)	($116,209)	($14,669)	$20,577	$8,377	($110,301)

Average assets	$24,045	$21,854	$17,407	$14,623	$12,800	$11,705	$13,810	$21,113	$12,768
Average core deposits	(2)	259	116	(93)	(104)	7	209	124	35
Average total deposits	3,205	2,108	186	(170)	615	894	539	1,838	683

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

								Nine Months Ended
	2008			2007				September 30,
	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2008	2007
Consolidated

Net interest income (TE)	$1,023,834	$1,021,028	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$3,114,099	$3,316,271
Provision for loan losses	1,183,866	1,592,049	1,393,444	690,632	368,763	144,540	121,968	4,169,359	635,271

Net interest (expense) income after provision	(160,032)	(571,021)	(324,207)	417,831	733,140	951,546	996,314	(1,055,260)	2,681,000
Noninterest income	385,806	430,967	1,138,441	596,893	624,209	764,538	620,521	1,955,214	2,009,268
Noninterest expense	1,335,110	2,276,576	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	4,623,746	3,738,790

(Loss) income before taxes	(1,109,336)	(2,416,630)	(197,826)	(551,800)	(38,949)	529,830	460,597	(3,723,792)	951,478
Income tax (benefit) expense and TE adjustment	(379,931)	(660,148)	(27,149)	(218,964)	(19,944)	183,226	141,385	(1,067,228)	304,667

Net (loss) income	($729,405)	($1,756,482)	($170,677)	($332,836)	($19,005)	$346,604	$319,212	($2,656,564)	$646,811

Unusual items (pretax)
Principal investment gains (losses), net	$3,878	($1,274)	$14,672	$41,434	$24,103	$19,865	$10,122	$17,276	$54,090
Severance and related charges	(2,345)	(5,925)	(11,848)	(66,240)	(23,456)	(2,245)	(6,319)	(20,118)	(32,020)
Asset impairment	—	—	—	—	(43,640)	—	—	—	(43,640)
Goodwill impairment charges	—	(1,079,680)	—	(180,716)	—	—	—	(1,079,680)	—
MSR impairment	(14,312)	—	—	—	—	—	—	(14,312)	—
Settlement of litigation	—	—	—	—	(25,000)	—	—	—	(25,000)
VISA IPO gain	—	—	532,102	—	—	—	—	532,102	—
VISA indemnification liability	(87,000)	—	240,000	(132,000)	(157,000)	—	—	153,000	(157,000)
Land development impairment	(27,552)	—	(13,384)	—	—	—	—	(40,936)	—
Derivative gains	5,205	42,280	—	—	—	—	—	47,485	—
Gain on sale of Illinios Quad Cities branches	—	—	—	16,493	—	—	—	—	—
Securities (losses) gains, net	(76,542)	(11,257)	(17,100)	(4,683)	828	(1,314)	26,985	(104,899)	26,499

Total	($198,668)	($1,055,856)	$744,442	($325,712)	($224,165)	$16,306	$30,788	($510,082)	($177,071)

Unusual items (after tax)
Principal investment gains (losses), net	$2,521	($828)	$9,537	$26,932	$15,667	$12,912	$6,579	$11,230	$35,158
Severance and related charges	(1,524)	(3,851)	(7,701)	(43,056)	(15,247)	(1,459)	(4,107)	(13,076)	(20,813)
Asset impairment	—	—	—	—	(28,366)	—	—	—	(28,366)
Goodwill impairment charges	—	(1,079,680)	—	(161,589)	—	—	—	(1,079,680)	—
MSR impairment	(9,303)	—	—	—	—	—	—	(9,303)	—
Settlement of litigation	—	—	—	—	(16,250)	—	—	—	(16,250)
VISA IPO gain	—	—	345,866	—	—	—	—	345,866	—
VISA indemnification liability	(56,550)	—	156,000	(85,800)	(108,000)	—	—	99,450	(108,000)
Land development impairment	(17,909)	—	(8,700)	—	—	—	—	(26,609)	—
Derivative gains	3,383	27,482	—	—	—	—	—	30,865	—
Gain on sale of Illinios Quad Cities branches	—	—	—	10,720	—	—	—	—	—
Tax accrual adjustments	2,225	(364,438)	(5,136)	14,964	(5,090)	(12,357)	7,158	(367,349)	(10,289)
Securities (losses) gains, net	(49,752)	(7,317)	(11,115)	(3,043)	538	(854)	17,540	(68,184)	17,224

Total	($126,909)	($1,428,632)	$478,751	($240,872)	($156,748)	($1,758)	$27,170	($1,076,790)	($131,336)

Average assets	$150,740	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$152,535	$140,524
Average equity	17,618	17,455	13,411	13,554	12,636	12,231	14,398	16,167	13,082
Average core deposits	88,027	89,357	87,691	87,164	81,484	77,964	76,322	88,358	78,609
Average total deposits	98,724	99,552	97,587	98,299	93,502	90,024	87,847	98,621	90,478
Return on average assets	—	—	—	—	—	1.00%	.94%	—	.62%
Return on average total equity	—	—	—	—	—	11.37	8.99	—	6.61
Efficiency ratio	94.71%	156.79%	45.84%	91.86%	80.89%	63.76	66.50	91.21%	70.20

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

ASSETS
Available for sale securities, at cost	$9,514	$9,634	$9,595	$8,904	$8,267	$8,309	$8,444	$8,647	$8,676	$8,730	$8,841	$8,907	$8,963
Portfolio loans:
Commercial	$31,417	$31,341	$31,743	$31,948	$32,307	$32,642	$32,410	$31,673	$30,814	$30,629	$30,055	$29,571	$29,172
Commercial leases	4,175	4,192	4,168	4,224	4,231	4,265	4,284	4,293	4,385	4,402	4,397	4,370	4,255
Commercial construction	8,356	8,494	8,779	9,047	9,137	9,107	9,114	9,099	9,082	9,032	8,938	8,736	8,595
Commercial real estate	15,094	15,155	15,072	14,848	14,760	14,716	14,715	14,795	14,802	14,745	14,560	14,573	14,607
Residential real estate:
First lien	13,641	13,733	13,621	13,876	14,085	14,327	14,680	14,893	14,854	14,850	14,246	14,183	13,912
Nonprime(1)	4,391	4,538	4,688	4,831	5,017	5,218	5,378	5,626	5,818	6,023	6,237	6,453	6,653

Total residential real estate loans*	18,032	18,271	18,309	18,707	19,102	19,545	20,058	20,519	20,672	20,873	20,483	20,636	20,565
Home equity:
Home equity lines of credit	17,949	17,973	18,025	18,114	18,178	18,131	18,084	18,114	18,092	18,098	17,925	17,636	17,450
Home equity installment*	7,833	7,932	8,046	8,165	8,297	8,447	8,604	8,746	8,846	8,933	8,655	8,687	8,719

Total home equity*	25,782	25,905	26,071	26,279	26,475	26,578	26,688	26,860	26,938	27,031	26,580	26,323	26,169
Credit card and other unsecured lines of credit	3,920	3,850	3,785	3,707	3,617	3,558	3,497	3,789	3,863	3,787	3,633	3,555	3,456
Other consumer	4,428	4,337	4,308	4,374	4,470	4,549	4,591	4,614	4,600	4,452	4,529	4,553	4,581

Total portfolio loans	$111,204	$111,545	$112,235	$113,134	$114,099	$114,960	$115,357	$115,642	$115,156	$114,951	$113,175	$112,317	$111,400

Loans held for sale or securitization:
Commercial	$3	$7	$4	$3	$3	$3	$3	$40	$62	$151	$122	$200	$103
Commercial real estate, at fair value(2)	331	304	291	315	296	510	1,453	364	461	354	280	340	317
Residential real estate, at fair value(2)*	1,670	1,797	1,947	2,179	2,403	2,785	3,298	3,425	3,885	4,766	7,372	8,522	9,175
Home equity(3):
Home equity lines of credit	—	—	—	—	—	—	—	—	—	58	651	949	1,102
Home equity installment*	—	—	—	—	—	—	—	—	—	—	563	711	718

Total home equity*	—	—	—	—	—	—	—	—	—	58	1,214	1,660	1,820
Credit card loans	—	—	—	—	343	386	386	67	—	—	—	—	—
Other consumer	35	—	—	—	—	—	—	—	—	—	—	1	1

Total loans held for sale or securitization	$2,039	$2,108	$2,242	$2,497	$3,045	$3,684	$5,140	$3,896	$4,408	$5,329	$8,988	$10,723	$11,416

LIABILITIES
Deposits:
Noninterest bearing	$15,403	$15,665	$16,398	$16,692	$16,718	$17,170	$17,572	$16,664	$16,270	$16,907	$16,791	$17,001	$16,999
NOW and money market accounts	33,720	34,124	35,396	36,655	36,843	37,708	38,944	39,145	38,225	38,057	37,755	37,167	36,904
Savings accounts	2,493	2,574	2,675	2,744	2,787	2,804	2,857	2,703	2,857	2,894	2,947	2,927	3,023
Consumer time	35,910	35,083	34,625	34,248	32,752	30,960	29,411	28,938	29,473	29,443	29,686	29,919	29,989

Core deposits	87,526	87,446	89,094	90,339	89,100	88,642	88,784	87,450	86,825	87,301	87,179	87,014	86,915
Other	8,174	7,489	6,560	6,239	6,184	5,744	4,662	3,379	3,114	3,515	3,798	3,641	3,688
Foreign	3,058	3,235	3,591	3,916	4,331	4,159	5,689	6,125	6,693	7,560	7,226	7,660	7,210

Total deposits	$98,758	$98,170	$99,245	$100,494	$99,615	$98,545	$99,135	$96,954	$96,632	$98,376	$98,203	$98,315	$97,813

Federal funds borrowed and security repurchase agreements	$3,687	$3,791	$3,885	$4,142	$4,734	$6,096	$6,555	$5,673	$5,678	$5,929	$6,324	$6,596	$6,103
Borrowed funds	3,374	3,762	548	517	557	3,479	3,931	1,672	1,910	2,420	1,626	2,021	2,612
Long-term debt	23,748	24,529	25,578	25,851	26,551	27,615	29,474	30,102	27,734	27,843	28,167	28,014	29,156

Memo:
Noninterest bearing escrow balances	$4,184	$4,400	$4,496	$4,619	$3,961	$5,056	$5,284	$4,166	$3,347	$3,449	$3,569	$3,658	$3,636
Interest bearing escrow balances	278	317	359	407	510	560	227	182	180	170	165	160	156
Noninterest bearing deposits excluding escrow balances	11,219	11,265	11,902	12,073	12,757	12,114	12,288	12,498	12,923	13,458	13,222	13,343	13,363
Core deposits excluding escrow balances	83,064	82,729	84,239	85,313	84,629	83,026	83,273	83,102	83,298	83,682	83,445	83,196	83,123

(1)	Represents nonprime residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(2)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(3)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$36	$7	$5	$21	$15	$6	$15	$7	$4	$13	$17	$13	$8
Commercial leases	6	4	4	5	3	3	5	4	3	5	4	3	1
Commercial construction	67	14	4	27	11	1	11	8	—	11	5	2	4
Commercial real estate	17	3	3	15	4	4	6	1	1	7	6	6	4
Residential real estate*	128	63	101	215	100	99	154	68	49	36	28	26	17
Home equity*	73	71	72	66	61	62	71	53	48	34	23	19	24
Credit card and other unsecured lines of credit	21	17	19	18	19	18	18	18	17	14	12	10	10
Other consumer	138	8	8	6	7	7	7	8	8	10	7	8	6

Total charge-offs	486	187	216	373	220	200	287	167	130	130	102	87	74

Recoveries:
Commercial	2	1	1	1	2	4	2	3	2	2	1	4	3
Commercial leases	1	2	2	2	3	2	3	3	1	2	1	1	—
Commercial construction	—	1	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	—	—	1	1	—	—	—	1	—	—	1	—	1
Residential real estate*	21	(5)	1	8	6	4	10	3	1	8	3	—	8
Home equity*	2	2	2	3	2	2	2	1	3	3	4	3	3
Credit card and other unsecured lines of credit	2	1	1	1	2	2	1	1	2	2	1	1	1
Other consumer	2	3	2	2	3	3	2	3	2	2	3	2	1

Total recoveries	30	5	10	18	18	17	20	15	11	19	14	11	17

Net charge-offs	$456	$182	$206	$355	$202	$183	$267	$152	$119	$111	$88	$76	$57

NONPERFORMING ASSETS
Commercial	$270	$269	$211	$219	$192	$199	$218	$179	$142	$149	$155	$156	$142
Commercial leases	26	31	25	17	13	12	13	12	7	6	9	7	10
Commercial construction	728	690	629	626	477	437	387	344	308	301	258	235	234
Commercial real estate	400	357	339	294	261	242	239	226	199	189	192	185	181
Residential real estate:
National City Mortgage and other*	952	944	835	817	941	860	816	423	381	302	253	253	191
Nonprime	451	431	422	441	419	405	435	144	119	119	101	89	86

Total real estate — residential*	1,403	1,375	1,257	1,258	1,360	1,265	1,251	567	500	421	354	342	277

Home equity*	197	194	183	176	163	147	151	23	26	24	20	26	17
Total nonperforming portfolio loans	3,024	2,916	2,644	2,590	2,466	2,302	2,259	1,351	1,182	1,090	988	951	861
Other real estate owned (OREO):
Commercial	3	3	2	2	12	13	16	15	13	15	6	4	4
Residential real estate:
National City Mortgage and other	207	214	200	190	169	153	129	121	117	99	86	79	72
GMNA insured	76	73	77	75	72	68	62	56	55	58	55	59	58
Nonprime (1)	219	249	254	261	270	279	261	267	253	242	229	204	179

Total real estate — residential	502	536	531	526	511	500	452	444	425	399	370	342	309

Other	—	—	—	—	—	—	20	18	10	10	10	10	11
Total OREO	505	539	533	528	523	513	488	477	448	424	386	356	324
Mortgage loans held for sale and other	8	7	8	8	7	6	5	4	5	9	26	25	26

Total Nonperforming Assets	$3,537	$3,462	$3,185	$3,126	$2,996	$2,821	$2,752	$1,832	$1,635	$1,523	$1,400	$1,332	$1,211

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$23	$47	$34	$25	$35	$49	$71	$62	$66	$38	$39	$41	$42
Commercial leases	2	—	—	3	2	2	1	5	—	—	—	—	—
Commercial construction	93	80	80	44	59	61	84	60	88	87	69	72	66
Commercial real estate	48	65	47	102	131	98	76	55	46	51	52	41	57
Residential real estate:
National City Mortgage and other*	484	500	483	454	423	435	431	762	692	692	570	459	393
Nonprime	336	374	414	397	458	478	513	825	808	808	785	739	734

Total real estate — residential*	820	874	897	851	881	913	944	1,587	1,500	1,500	1,355	1,198	1,127

Home equity*	60	58	56	55	57	54	52	192	189	158	134	94	80
Credit card and other unsecured lines of credit	52	55	51	51	52	53	54	50	49	46	41	37	34
Other consumer	10	17	15	16	13	14	16	16	18	17	16	13	11
Mortgage loans held for sale and other	13	9	7	9	11	5	15	21	13	16	25	59	43

Total Loans 90+ Days Past Due	$1,121	$1,205	$1,187	$1,156	$1,241	$1,249	$1,313	$2,048	$1,969	$1,913	$1,731	$1,555	$1,460

*	Reclassfied per the note on page 2.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

COMMON STOCK ROLLFORWARD
Beginning balance	761.1	761.2	760.3	760.3	760.3	634.1	634.0	634.0	633.9	633.8	633.8	633.3	567.4
Shares issued	1,274.9	—	—	—	—	126.2	—	—	—	—	—	—	—
Shares issued under stock award plans	—	.1	.9	—	—	—	.1	—	.1	.2	—	.6	.4
Shares issued for acquisitions	—	—	—	—	—	—	—	—	—	—	—	—	66.6
Shares repurchased under repurchase authorizations	—	—	—	—	—	—	—	—	—	—	—	(.1)	(1.0)
Shares exchanged for stock award plans	—	(.2)	—	—	—	—	—	—	—	(.1)	—	—	(.1)

Ending balance	2,036.0	761.1	761.2	760.3	760.3	760.3	634.1	634.0	634.0	633.9	633.8	633.8	633.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	—	—	—	—	—	—	—	—	—	—	.1	1.0
Average price per share of repurchased common shares	—	—	—	—	—	—	—	—	—	—	—	$26.22	$25.77
Total cost	—	—	—	—	—	—	—	—	—	—	—	$2.6	$25.8
Common shares remaining under authorization	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.7

Shares outstanding:
Average basic	1,143.3	736.5	760.8	760.3	760.3	646.7	634.0	633.2	633.1	633.0	633.3	633.2	633.3
Average diluted	1,143.3	736.5	760.8	760.3	760.3	646.7	634.0	633.2	634.6	633.0	635.8	633.2	633.3
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

Line of business staff:
Retail Banking	15,240	15,387	15,466	15,293	15,324	15,235	15,238	15,314	15,599	15,015	15,057	14,947	15,092
Corporate Banking	2,448	2,454	2,469	2,457	2,456	2,487	2,506	2,508	2,517	2,454	2,466	2,514	2,516
Mortgage Banking	4,045	4,293	4,398	4,426	4,543	4,576	4,674	4,997	5,544	5,841	6,251	6,676	6,988
Asset Management	1,536	1,535	1,552	1,548	1,564	1,550	1,546	1,538	1,533	1,533	1,545	1,564	1,568
Exit Portfolios	87	82	80	90	95	98	91	88	84	3	7	74	207
Corporate support staff(2)	6,472	6,461	6,497	6,488	6,561	6,616	6,786	6,928	7,238	7,218	7,478	7,598	7,653

Total Employees	29,828	30,212	30,462	30,302	30,543	30,562	30,841	31,373	32,515	32,064	32,804	33,373	34,024

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

Average Total Deposits(1)	$75,836	$75,268	$76,052	$76,779	$75,414	$74,235	$73,631	$72,716	$72,578	$72,887	$72,729	$72,386	$72,325

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,274	$3,253	$3,447	$3,469	$3,523	$3,559	$3,578	$3,460	$3,339	$3,425	$3,391	$3,408	$3,494
Number of accounts(3)	1,916	1,916	1,911	1,913	1,911	1,910	1,915	1,934	1,803	1,804	1,808	1,813	1,816
Interest Bearing Checking Average total balance	$8,983	$9,138	$9,353	$9,485	$9,494	$9,722	$9,646	$9,419	$9,406	$9,456	$9,287	$9,170	$9,245
Number of accounts(3)	1,238	1,224	1,226	1,226	1,224	1,222	1,221	1,217	1,155	1,149	1,157	1,161	1,165
Money Market Savings Average total balance	$17,277	$17,382	$17,820	$18,409	$18,556	$18,869	$19,688	$19,624	$19,150	$18,857	$18,692	$18,275	$17,969
Number of accounts(3)	1,693	1,663	1,632	1,640	1,614	1,611	1,587	1,556	1,488	1,455	1,430	1,396	1,357
Regular savings Average total balance	$2,308	$2,382	$2,469	$2,517	$2,545	$2,564	$2,598	$2,583	$2,588	$2,615	$2,651	$2,633	$2,703
Number of accounts(3)	459	466	473	482	489	496	504	514	486	492	499	507	517
Business Deposits:
Average total balance	$8,123	$8,210	$8,599	$8,888	$8,791	$8,832	$8,997	$9,023	$8,953	$9,262	$9,286	$9,227	$9,087
Number of accounts(3)	473	473	472	473	473	473	471	472	448	450	450	448	447
Time Deposits:
Average total balance	$35,272	$34,333	$33,799	$33,382	$31,901	$30,093	$28,475	$27,915	$28,421	$28,431	$28,588	$28,840	$28,999
Number of accounts(3)	1,387	1,370	1,346	1,339	1,318	1,272	1,233	1,208	1,094	1,092	1,101	1,111	1,153

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	314	306	378	408	284	391	650	632	706	780	1,099	1,300	1,599
Other(6)	1,970	1,888	2,173	2,066	2,050	2,329	2,183	1,845	1,811	1,777	2,175	2,605	2,436
Home equity and other lines of credit	7,390	7,547	5,894	5,813	7,277	9,213	10,266	9,643	8,806	9,827	12,245	8,848	6,669

Total consumer loan originations	9,674	9,741	8,445	8,287	9,611	11,933	13,099	12,120	11,323	12,384	15,519	12,753	10,704

BANK BRANCHES AND OTHER
Total bank branches	1,434	1,435	1,436	1,437	1,441	1,441	1,441	1,441	1,440	1,446	1,445	1,442	1,442
ATMs	2,186	2,189	2,191	2,194	2,203	2,206	2,226	2,221	2,217	2,223	2,227	2,226	2,225
Online banking customers	2,545,168	2,464,000	2,388,732	2,312,280	2,234,796	2,162,421	2,089,516	2,098,389	2,270,720	2,207,194	2,160,343	2,104,234	2,053,894

(1)	Restated to reflect the reassignment of certain deposits with the Corporate Banking line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the MAF acquisition beginning in February 2008.

(5)	Represents closed-end home equity installment loans.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$60,239	$60,146	$61,004	$63,752	$63,243	$62,851	$63,779	$63,389	$64,511	$64,368	$65,323	$65,587	$64,037
Estimated change due to market impact	(2,580)	158	(591)	(2,084)	1,120	1,156	(237)	(856)	(1,479)	(133)	(1,227)	719	1,553
Other activity, net	68	(65)	(267)	(664)	(611)	(764)	(691)	1,246	357	276	272	(983)	(3)

Value at end of period	57,727	60,239	60,146	61,004	63,752	63,243	62,851	63,779	63,389	64,511	64,368	65,323	65,587

Non-managed assets:
Value at beginning of period	49,335	48,461	47,546	49,921	49,458	49,276	50,074	49,966	50,283	51,242	51,913	51,277	50,698
Estimated change due to market impact	(2,618)	187	(17)	(1,565)	765	274	(613)	(719)	(1,271)	(302)	(859)	542	981
Other activity, net	(2,087)	687	932	(810)	(302)	(92)	(185)	827	954	(657)	188	94	(402)

Value at end of period	44,630	49,335	48,461	47,546	49,921	49,458	49,276	50,074	49,966	50,283	51,242	51,913	51,277

Total assets at end of period	$102,357	$109,574	$108,607	$108,550	$113,673	$112,701	$112,127	$113,853	$113,355	$114,794	$115,610	$117,236	$116,864

Proprietary mutual fund assets (included above)	$13,321	$13,506	$13,099	$13,266	$13,742	$13,907	$13,960	$14,448	$13,276	$13,354	$13,199	$13,060	$13,492
MORTGAGE BANKING STATISTICS
($ in millions)

	September	August	July	June	May	April	March	February	January	December	November	October	September
	2008	2008	2008	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007

ORIGINATION AND SALES DATA
Applications(1)	$2,295	$1,737	$2,130	$2,125	$2,852	$2,839	$3,479	$4,013	$5,807	$3,524	$5,037	$5,710	$6,157
Percentage of applications represented by refinances	48%	32%	33%	33%	43%	49%	55%	66%	76%	63%	59%	52%	52%
Originations:
Retail	$1,126	$1,177	$1,307	$1,526	$1,663	$2,084	$2,705	$2,714	$1,402	$1,700	$1,612	$1,778	$1,626
Wholesale	—	—	—	—	1	—	1	50	521	899	944	1,646	1,441
Less: loan originations for portfolio and other units	(31)	(30)	(37)	(41)	(52)	(99)	(172)	(150)	(114)	(124)	(145)	(156)	(148)

Total originations for sale	$1,095	$1,147	$1,270	$1,485	$1,612	$1,985	$2,534	$2,614	$1,809	$2,475	$2,411	$3,268	$2,919

Percentage of originations represented by refinances	32%	29%	32%	37%	45%	57%	65%	72%	60%	56%	47%	50%	44%
Loan Sales:
Loans sold servicing retained	$954	$1,191	$1,398	$1,636	$1,876	$2,634	$2,795	$2,290	$1,767	$4,208	$4,252	$3,280	$2,682
Loans sold servicing released	65	49	39	37	47	45	40	47	66	76	130	28	67

Total loan sales	$1,019	$1,240	$1,437	$1,673	$1,923	$2,679	$2,835	$2,337	$1,833	$4,284	$4,382	$3,308	$2,749

SERVICING DATA
Mortgage loans serviced for third parties	$175,346	$175,850	$176,174	$176,465	$176,833	$177,335	$177,857	$178,591	$179,307	$179,437	$177,435	$174,925	$173,682
.

(1)	Includes loans originated for sale and held in portfolio